UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc. 6410 Poplar Avenue, Suite 900 Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc. 6410 Poplar Ave., Suite 900 Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021.

Item 1(a).	Longleaf Partners Funds Annual Report at December 31, 2021.

Annual Report
December 31, 2021
Partners Fund
Small-Cap Fund
International Fund
Global Fund

Cautionary Statement
One of Southeastern's “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800) 445-9469 or go to southeasternasset.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses. This material must be accompanied or preceded by a prospectus. Please read it carefully before investing.
The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern's appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. P/V does not guarantee future results, and we caution investors not to give this calculation undue weight. P/V alone tells nothing about:
•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V's that comprise the average; and
•	The sources of and changes in the P/V.
When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund's potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company's price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund's return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.
Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.
Risks
The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non- U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets. Diversification does not eliminate the risk of experiencing investment losses.
Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.

Indexes
The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500 Value Index constituents are drawn from the S&P 500 and are based on three factors: the ratios of book value, earnings, and sales to price.
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Value index is drawn from the constituents of the Russell 2000 based on book-to-price (B/P) ratio.
The MSCI EAFE Index (Europe, Australia, Far East) is a broad based, unmanaged equity market index designed to measure the equity market performance of 21 developed markets, excluding the US & Canada.
The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada.
The MSCI World Index is a broad-based, unmanaged equity market index designed to measure the equity market performance of 23 developed markets, including the United States.
The MSCI World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries.
An index cannot be invested in directly.
Definitions
An ETF is an exchange traded fund.
EBITDA is a company’s earnings before interest, taxes, depreciation and amortization.
A special purpose acquisition company (SPAC) is a company with no commercial operations that is formed strictly to raise capital for the purpose of acquiring an existing company.
Discounted cash flow (DCF) is a valuation method used to estimate the attractiveness of an investment opportunity. DCF analysis uses future free cash flow projections and discounts them to arrive at a present value estimate, which is used to evaluate the potential for investment.
Free Cash Flow (FCF) is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.
Internal rate of return (IRR) is the interest rate at which the net present value of all the cash flows from an investment equal zero.
Earnings per share (EPS) is the portion of a company's net income allocated to each share of common stock.
EV/EBITDA is a ratio comparing a company’s enterprise value and its earnings before interest, taxes, depreciation and amortization.
The Global Financial Crisis (GFC) is a reference to the financial crisis of 2007-2008.
Price / Earnings (P/E) is the ratio of a company’s share price compared to its earnings per share.
A 13D filing is generally required for any beneficial owner of more than 5% of any class of registered equity securities, and who are not able to claim an exemption for more limited filings due to an intent to change or influence control of the issuer.
ESG stands for Environmental, Social and Governance, and refers to the three main factors when measuring the sustainability and ethical impact of an investment in a business or company.
© 2022 Southeastern Asset Management, Inc. All Rights Reserved.
Longleaf, Longleaf Partners Funds  and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust.
Southeastern Asset Management, Inc. is a registered trademark.
Funds distributed by ALPS Distributors, Inc.

Performance Summary (Unaudited)
Average Annual Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year	20 Year	Since Inception
Partners Fund (Inception 4/8/87)	23.58%	8.24%	8.93%	6.30%	10.10%
S&P 500 Index	28.71	18.47	16.55	9.52	10.78
Small-Cap Fund (Inception 2/21/89)	11.18	7.14	11.17	9.94	10.48
Russell 2000 Index	14.82	12.02	13.23	9.36	9.99
International Fund (Inception 10/26/98)	-0.89	6.28	6.38	4.65	6.89
MSCI EAFE Index	11.26	9.55	8.03	6.33	5.59
Global Fund (Inception 12/27/12)	8.20	7.40	n/a	n/a	6.68
MSCI World Index	21.82	15.03	n/a	n/a	12.37
The indices are unmanaged. During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com.
As reported in the Prospectus dated May 1, 2021, the total expense ratio for the Partners Fund is 1.03% (gross) and 0.79% (net). Through at least October 31, 2022, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.79% of average annual net assets. The total expense ratio of the Small-Cap Fund is 0.96%. Effective September 1, 2021, through at least April 30, 2023, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.95% of average annual net assets. The total expense ratio for the International Fund is 1.20% (gross) and 1.15% (net). This expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets. The total expense ratio for the Global Fund is 1.33% (gross) and 1.15% (net). This expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets. Please refer to the Financial Highlights within this report for the Funds' current expense ratio.

Management Discussion (Unaudited)
Partners Fund
Longleaf Partners Fund added 6.18% in the fourth quarter, taking returns for the full year to 23.58%, well ahead of our absolute return goal. However, the S&P 500 rallied 11.03% in the fourth quarter, taking the index’s full year returns to 28.71%. All but a handful of companies delivered positive absolute returns in the year, with the majority producing double-digit results. The Fund’s cash position, which averaged over 15% over the course of the year but ended the period at less than 8%, drove over 85% of the relative shortfall for the year, while the lack of exposure to Information Technology more than accounted for the remaining underperformance. The disconnect between what drove the market and what we find to be compelling, high-quality businesses widened in the second half, allowing us to get the Fund more fully invested with three new positions initiated in the fourth quarter (five over the course of the year).
In a year that saw various times when the stock market acted like the pre-COVID, during-COVID and post-COVID “environments” (not necessarily in that order), the good news was that four of our five largest holdings – which we feel can thrive in all three of these environments – Lumen, AMG, Mattel and MGM, were among our top contributors for the year. We believe that all four remain underappreciated by the market and offer significant upside from today’s discounted prices, as discussed in more detail below.
While our largest holdings received at least a little market appreciation, our detractors were unreasonably punished based on headline-level misunderstandings. Discovery Communications is grouped with dying legacy media stocks, and many market participants are sitting this one out until the plan for the merged Warner Bros. Discovery is obvious. We believe Discovery is obvious. We view this as an opportunity and would also note that Discovery’s sharp stock price rally to begin 2022 indicates that at least some of the late year selling pressure might have been tax loss-selling or just plain capitulation. CK Hutchison’s Hong Kong listing has resulted in the stock price being hammered (and means it is not in the S&P 500 index). However, this business is a globally diversified blue chip, managed by big owner operators that continue to make moves to simplify its business and get the value of its assets recognized, particularly in its telecom business. The company closed more tranches of its €10 billion towers deal announced last year and rationalized assets in Indonesia, with its merger with Ooredoo completing in early January 2022. We believe the company is now much closer to repurchasing a meaningful amount of shares. We swapped out of Comcast into Liberty Broadband in the quarter, as Comcast neared its appraisal, while misguided short- term fears about slowing broadband subscriber additions miss Liberty Broadband’s latent pricing power and its best-in-class capital allocation, thanks to Liberty Media’s effective control. Finally, while we still believe Holcim is undervalued and that management is attempting to navigate the company to a higher quality mix of assets, we trimmed some shares in the quarter to make way for more attractive mixes of Business, People and Price. We continue to monitor this position closely.
When we step back and look at the stocks that we do not own, we feel better than ever because finally too much ardor for these market favorites is making many of them fall harder. This began happening this year in the small cap world, as first the SPAC market cooled off, then the IPO (initial public offering) market began cooling as well. We have now seen things changing for larger cap favorites like Docusign falling over 40% in a day after a quarter that wasn’t all that bad, because it must be truly GREAT when you are trading near 20x revenues. This has led to a narrowing of market leadership yet again, with five large tech stocks essentially drove the S&P 500. While in the first four months of 2021, the equal-weighted S&P 500 outperformed the market-cap weighted index (indicating that a large number of stocks were rising), this quickly reverted in the latter half of the year, as the market-cap weighted S&P 500 outperformed its equal- weighted counterpart by 4% in the last eight months. While we hate sounding like a broken record and would love to own these market leaders at the right price, we must remind you of the rarity of living through a 5-10 year period in which the biggest got bigger/stronger and their growth rates didn’t decelerate as both history and most prudent discounted cash flow models (DCFs) would suggest they should. That doesn’t mean that they keep accelerating or stay at this growth rate forever (as their valuations need). More likely, it’s a longer way down when they fall. An “S Curve” does eventually flatten out and ultimately go down. Although we cannot say when it will happen, odds are very high that these companies will: 1) hit the law of large numbers; 2) see increasing regulation; and/or 3) compete against themselves, well-funded startups (some of which we now own at IAC) and/or “traditional” companies that can get together and/or focus to deliver a superior product (for example, the powerful union of Discovery and Warner Brothers). We may be witnessing the beginning of this turn. As of January 6, 2022, approximately 40% of Nasdaq Composite Index companies have seen their market values cut in half or more from 52-week highs.
Bringing it all together at the micro level, the gap between “obvious quality” and “everything else” grew once again this year. As we have written before, quality is of paramount importance to us, but it must be “hidden quality,”

which the market is not yet paying for. We too are tired of the phrase “value vs. growth,” but we cannot help including the below chart that highlights the historically huge difference between these two categories:
Some of us are old enough to remember when the stock market as a whole had a price-to-earnings ratio (P/E) of 12x or less for extended periods of time!
All of us are old enough to remember the fears in the years leading up to COVID that everything was either going to stay private or go private. We believe that private equity and venture capital have a place in capitalism, but we have now seen how cyclical fears like this can be, as many more companies came public this year, expanding our universe in positive ways.

We also have seen plenty of IPO/SPAC craziness showing both that private players need public markets more than they admit and that there is more volatility embedded in these newer companies than a private quarterly mark might admit. As for how efficient both the private and public markets are, we would encourage you to really delve into some of those multi-hundred-page S1s for many of the newest public companies to see the huge gap between the last valuation at which the company was funded and/or granted shares to its executives and the often much higher price at which the company went public – Coinbase and Rivian are two prime examples.
Finally, we must talk about inflation/nominal/real interest rates. We are not here to predict or say that we need raging inflation. We were wrong to miss the COVID-driven- buying-of-goods-boom in the last year or so that we believe is much closer to its end than its beginning. A lot of these Goods companies we don’t own make up some of the lower next 12-month/last 12-month P/Es in the market (aka “traditional value stocks” that are often large weightings in a value index/ETF), but we are focused on longer- term earnings power and don’t need to play when this key metric is too hard to predict and/or potentially declining. Where we have felt more correct is focusing in on wage inflation not going away. The demographics and global trade patterns of the next 30+ years still look quite different than the last 30, so we expect inflation to be with us longer than some think. We have yet to talk with a company that expects wage growth to dramatically flatten out in 2022, and many are expecting continued mid-single-digit growth in the near term. We also believe that a positive real rate looks much more likely over the next 10 than the last 10 years as governments around the world step back from or at least no longer accelerate bond buying.
We see three potential broad nominal rate scenarios in 2022. In the first scenario, we are wrong, and rates go lower. In this environment, we expect to still deliver absolute returns (as we did this year) but might keep losing the relative game for a bit. In a second – we think most likely – scenario, rates go higher. In this environment, we believe we could win in multiple ways as market favorites at 25x+ P/Es have a long way to fall vs. our portfolio already at a roughly 10x multiple of growing free cash flow (FCF) power. We don’t need to see a dramatic jump in rates for this scenario to play out – even a small increase should be beneficial to our approach from both an absolute and relative perspective. In the final scenario, rates remain the same, and the second derivative of the curve (i.e. what the stock market typically reacts to and what investors care most about; whether things are accelerating, decelerating or flattening out) doesn’t get worse. In this environment, we would also expect to win both absolute and relative, but maybe not as much as in scenario two.
Contributors and Detractors
(2021 Investment return, 2021 Fund contribution; Q4 Investment return; Q4 Fund contribution)
Affiliated Managers Group (AMG) (61%, 3.53%; 9%, 0.68%), the diversified asset- management holding company, was the top contributor after three consecutive quarters of >20% earnings per share (EPS) growth. Despite the strong, consistent FCF and long-term revenue growth, the primary reason that the stock has traded for low multiples was the company’s consolidated net outflows in the last few years. While most AMG strategies have grown their AUM with good performance and positive inflows, several large quantitative strategies with lower fees than the rest of AMG had been shrinking quickly. However, this year’s third quarter marked AMG’s first consolidated positive net inflows since 2018 due to strong demand for its Alternatives and Multi-Asset funds. Another reason that AMG sells for such a low multiple is that many supposed peers sell for similar multiples, but in reality most of these “peers” are tethered far more to the S&P than the majority of AMG’s public equity managers, and AMG has far more alternative asset managers than is widely recognized. AMG also closed the acquisition of a majority stake in Parnassus, a successful ESG manager and great addition to its portfolio. Our appraisal of AMG’s value is up over 40% this year, and the stock appreciated even more. Yet shares still trade for less than 65% of our appraisal value and 9.5x forward FCF.
Lumen (39%, 3.45%; 3%, 0.33%), the global fiber company, was a top contributor for the year. CEO Jeff Storey took two actions this year to substantially increase the business’s value and address the stock’s enormous discount (it trades below 35% of our appraisal value). First, during the third quarter, Lumen sold its Latin American fiber for a good price (9x EBITDA) and the weaker half of its US consumer business for an encouraging 5.5x EBITDA. Both multiples came in above our appraisals and demonstrate how cheap the consolidated Lumen RemainCo is today at less than 6x P/FCF and EV/EBITDA. The majority of Lumen’s remaining EBITDA comes from its US Enterprise and SMB segments, which grow faster than Lumen’s disposed LatAm fiber and are worth higher multiples. The weakest segment of the new Lumen, the western half of Consumer, is superior to the assets the company just sold for 5.5x EBITDA. Second, Storey quickly repurchased 7% of Lumen’s shares, adding meaningfully to value per share and free cash flow per share. When the dispositions close, proceeds will reduce debt meaningfully, putting net debt right at the company’s leverage ratio target even though that target was based on the prior, inferior business mix. We are pleased that our engagement since filing an amended 13D helped the company begin to deliver positive corporate actions. The market has fixated on the potential for another dividend cut, but Lumen’s FCF is more than sufficient to cover the $1/share payout while investing aggressively into high-return, edge-out capex to grow revenues.
MGM Resorts (43%, 2.54%; 4%, 0.29%), the casino and online gaming company, was another strong performer. The company’s third quarter Las Vegas revenues grew massively over 2020, approaching within 8% of 2019 levels despite some lingering COVID restrictions. MGM has gained nearly 10 percentage points of Vegas Strip market share since 2019, an extraordinary achievement for CEO Bill Hornbuckle, who has also done a terrific job controlling corporate costs. Though its current Las Vegas margins are unsustainably high at 39%, MGM’s Vegas EBITDA should grow steadily from this year’s $1.6 billion as national reopening boosts travel in the next year(s). MGM’s regional casinos are now exceeding their 2019 EBITDA levels as well, while MGM’s digital iGaming revenues grew 17% sequentially for an excellent 32% market share. MGM repurchased shares at a 13% annualized pace during the last quarter at a $40 average price, while our growing value is now approaching $60. MGM acquired the Cosmopolitan, a “tuck-in” casino with achievable synergies, at a reasonable price and recently announced the sale of the Mirage for a headline price over $1billion, well above our appraisal for the asset. We are delighted with the progress of this management team and business over the last two years.
CNH Industrial (55%, 2.51%; 16%, 0.65%), a leading farm equipment and commercial vehicle manufacturer globally, was another top performer for the year. CNH reported strong results throughout the year, beating our initial conservative expectations. The US agricultural cycle has been firmly in the company’s favor, driven by commodity price strength, healthy farm balance sheets, advanced technology adoption, and aging fleets feeding replacement demand. We believe we are past the mid-cycle but expect the strong upcycle to continue with the solid orderbooks and strong visibility. On December 31, 2021, CNHI completed the demerger of its on-highway business, which includes its IVECO commercial vehicles and FPT powertrain businesses. This transaction creates a pure play off-highway company comprised of the higher-multiple agricultural, construction and specialty vehicle businesses. We expect a narrowing of the discount to the net asset value once we have two focused companies valued at peer multiples.
Biogen (83%, 2.43%; 5%, 0.10%), a biotechnology company specializing in therapies for the treatment of neurological diseases, was a strong contributor before we exited the position in the first half. We began acquiring shares in January 2021, paying between 9- 11x FCF and a discount to our appraisal, even if the company’s promising drug pipeline turned out to be worth 0. After Biogen’s Alzheimer drug Aduhelm was approved in June, we quickly sold out after the stock’s price appreciated over 70% and briefly exceeded our appraisal of the value. We re-initiated a position in Biogen in December at a price below our original cost basis from January. The stock became very cheap once again after Aduhelm’s early sales disappointed due to its high initial cost before management correctly cut the price. We think Biogen’s core Multiple sclerosis (MS) and Biosimilars businesses are strong enough to create sustainable double-digit EPS growth, even if Aduhelm and the entire Alzheimer’s program is worth zero. We also expect a board led by large shareholders to continue the company’s accretive repurchase, while considering other beneficial corporate actions.
Fairfax Financial Holdings (48%, 2.15%; 23%, 1.05%), the Canadian insurance and investments conglomerate, was a top contributor in the fourth quarter and for the full year. Written premiums are growing well, and CEO Prem Watsa is intelligently delevering the balance sheet with the FCF. Fairfax’s combined ratio came in slightly unprofitably last quarter at 101% due to Hurricane Ida and European flooding, but the underwriting is otherwise improving towards a normalized low-90s combined. Though Fairfax’s investment portfolio did not outperform this year, Watsa made the good decision to end the company’s costly hedging program. After appreciating significantly this year, Fairfax’s 45% stake in digital insurance unicorn Digit is now worth 10% of the company’s market capitalization. The stock should not continue to trade below book value with profitable underwriting, less debt, and a growing investment portfolio. Watsa led a major repurchase effort this year to take advantage of the lingering price to value (P/V) discount.
Hyatt (29%, 1.76%; 24%, 1.21%), the global hotel franchisor and owner, was the top contributor in the fourth quarter and among the largest contributors for the year. The company is once again cash profitable, even though its Group/Business bookings are less than half of 2019 levels. Revenues from leisure travelers, however, are up more than 20%, with pricing as high as 40% year-over-year for Hyatt’s most popular destination resorts. CEO Mark Hoplamazian made two great sales above our appraisal values this year, helping to grow our appraisal of the consolidated company value by 27%. We expect more proceeds to come in next year and earnings growth to accelerate back towards normalized levels with COVID reopening.

CNX Resources (27%, 1.58%; 9%, 0.45%), the Appalachian natural gas producer, was another top contributor. With higher strip gas prices, another strong year of FCF and a 13% annualized repurchase pace last quarter, our appraisal of the value increased over 20%. However, the company’s conservative hedging program that has helped it withstand prior bear markets also held back earnings growth this year. The board, led by chairman Will Thorndike, recently authorized another $1 billion of repurchase, representing nearly one third of outstanding shares at today’s price. Despite higher absolute FCF than Appalachian comps with inferior inventory positions, CNX trades at less than half of their enterprise values.
Discovery Communications (-10%, -0.82%; -5%, -0.33%), the media company, was the only notable detractor, despite strong results across the company’s legacy television and streaming portfolio. The stock trades at under 7x forward FCF that we expect to be demonstrated after the Warner Brothers merger closes next year. In our view, that is far too cheap for a growing global #3 OTT streaming player with renowned assets like HBO and CNN. Our value has grown well since we began acquiring shares in Q3 of this year.
Portfolio Activity
The portfolio activity section in our last several letters has highlighted our growing on- deck list, and we were able to act on those opportunities to put cash to work in the fourth quarter. We initiated three new holdings, which we are still building to various degrees. We already discussed the Liberty Media for Comcast swap above, where we now have a better company on Business, People and Price and more opportunities to close the P/V gap sooner rather than later. We also went back into Biogen after an amazing sentiment turnabout since our sale in June. We would argue that the company is now more discounted than ever, and there are multiple factors coming together in 2022 that can get us paid in multiple ways. Our other new holding, which is currently a smaller weight than the above two, is the financial services / software company Fiserv. We have followed its various parts for well over a decade and come to appreciate its moat more as time has gone on, while the market has recently focused on slowing growth and competitive threats that we believe can be overcome. After beginning the year at 15%, our cash position ended the year at just under 8%. Our on-deck list remains strong, and, thanks to solid value growth across the portfolio, most of the companies are trading in the low-70s% or lower of their appraisal, meaning the margin of safety and potential upside for the portfolio, which trades at a price-to-value (P/V) in the mid-60s%, is very high.
Southeastern Updates
The last two years have taught us to be more flexible to adjust to rapidly changing environmental factors and to allow for better work/life balance for our employees, while maintaining productivity levels and a connection to our central culture. We believe our established research network continues to provide us a clear competitive advantage. We expanded our global research expertise and network with the addition of Will Allen, who joins in January 2022 as a Memphis-based Junior Analyst, and Julio Utrero, CFA, who joined this summer as a London-based Analyst. Will is a 2019 college graduate who brings experience at value investing firm International Value Advisors. Originally from Spain, Julio adds eight years’ experience of investing with a value focus in public and private equities in Europe and developing markets, as well as ESG expertise. Julio holds his CFA Level 4 Certificate in ESG Investing and served on the ESG Committee in his last role at T. Rowe Price International Equities, and he has already been a valuable addition to Southeastern’s ESG committee.
In last year’s annual letter, we highlighted the importance of environmental, social and governance (ESG) factors – both in our research process and in how we run our business – and the steps we have taken to formalize our approach. In 2021, we published our first annual ESG Report, which we would encourage you to read to learn more about our approach. Over the last year, we have continued to make progress and set new goals in this rapidly developing area – we signed on as a supporter of the Task Force on Climate-Related Financial Disclosures (in addition to being a signatory to UNPRI and CA100+); the research team undertook external ESG training; we expanded our portfolio carbon footprint data monitoring and established a Southeastern-specific template for carbon footprint reporting; we committed to directly engaging with management teams on their carbon reporting and efforts to improve their environmental practices (with recent success from these efforts seen at General Electric, supported a shareholder resolution to report Scope 3 emissions and set near-term emissions reduction goals ahead of its 2030 net zero target, and CNX Resources, which was recently named one of three 2021 Energy ESG E&P Top Performers by Hart Energy, among others).
Another key area of focus has been fostering, cultivating and preserving a culture of diversity, equity and inclusion (DEI) at our firm, as well as engaging with our portfolio companies to better understand their approach to DEI and in some cases to push for increased diversity at a board and/or management level. As a small, lean firm with low employee turnover, we have looked for ways that we can partner with other organizations to help make a positive impact within our industry. In 2021, we partnered with the Notre Dame Institute for Global Investing via their Investment Management Access Program (IMAP – a program focused on improving diversity within the asset management industry) and Girls Who Invest (GWI – an organization that is helping transform the asset management industry by bringing more women into portfolio management and leadership).
In August 2021, we launched an exciting new initiative, Greenwood Pine Partners, a mission-driven, minority-owned investment management firm with initial funding from the Shelby County Retirement System in Tennessee. Greenwood Pine is 51% owned by Southeastern Senior Analyst and Principal Brandon Arrindell, who is African American and from Memphis. Brandon serves as both majority owner and portfolio manager for this US-focused, all-cap strategy employing Southeastern’s long-term, concentrated, engaged approach. The goal of the structure and partnership with Shelby County is to produce strong risk-adjusted returns while also working to address the issue of minority underrepresentation in asset management. Where possible, Greenwood Pine seeks to partner with minority-owned, local service providers. Southeastern has pledged the proceeds derived from its 49% stake in the LLC to organizations that uplift and provide services to underserved communities.
Finally, we are always looking for ways to improve our communications with clients. Beginning next quarter, we will provide a Frequently Asked Questions-format podcast to allow you to hear directly from your portfolio managers. The audio format will have a transcript available and will be supported by a quarterly fund summary and a longer, more detailed annual letter at the end of the year. We will continue to highlight discussions with management teams and other ad hoc topics in the Price to Value Podcast with Southeastern Asset Management, with our newest episode coming in January, in which Staley Cates interviews Realogy CEO and President Ryan Schneider.
Outlook
We spent much of this letter exploring the current environment and what it has meant/ will mean for our portfolio. We have heard from many clients and prospects this year who (very understandably) want to know what will be the “right environment” for our portfolios to outperform. As conventional wisdom becomes more about trading in and out of ETFs instead of analyzing bottom-up value per share growth, we understand the pressure that investment committees face and the frustration of not knowing when our relative performance will turn. We would caution, however, that nailing the chained probability of both what the next environment will be and how we will do in it is very hard.
Our 46+ year performance history shows that there is never a predictable pattern, but the historical context makes us believe even more strongly in our odds from here. Southeastern was founded in 1975 amid a period of historically high inflation, with US interest rates rising to nearly 20%. From the official start of Southeastern’s US large cap composite in January 1980, we outperformed the market in eight out of the nine following years. We expect that we would do well again with more rate volatility going forward. We did less well relatively in the 1990s and 2010s when interest rates declined, even if we did deliver solid absolute returns on the stocks that we picked in those timeframes. This seems like the least likely scenario out of the three described above, since rates are already so low. At the very least, we believe we would be more fully invested in a scenario like this, judging by our improved productivity, current portfolios and on-deck list. We did well in the 2000s pre-GFC with relatively flat interest rates (note that the US 10-year treasury stayed in a tight band around 5% during that almost 10-year period), which we could see happening again (but probably less likely than increasing rates), so that is also encouraging.
While looking to our history doesn’t give us the answer of when the current environment will turn, it does allow us to learn from the past and improve over time. When we add up the three broad types of environments above, we see a healthy “2.5 out of 3” in which we win. We think 2021 had many positive signs that the future is bright, and we look forward to sharing it with you.

Performance History (Unaudited)
Partners Fund
Comparison of Change in Value of $10,000 Investment
Since Inception April 8, 1987
Average Annual Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year	20 Year	Since Inception 4/8/1987
Partners Fund	23.58%	8.24%	8.93%	6.30%	10.10%
S&P 500 Index	28.71	18.47	16.55	9.52	10.78
The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.
As reported in the Prospectus dated May 1, 2021, the total expense ratio for the Partners Fund is 1.03% (gross) and 0.79% (net). Through at least October 31, 2022, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.79% of average annual net assets. Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Partners Fund
Portfolio Holdings at December 31, 2021
		Net Assets
Investments		92.4%
Lumen Technologies, Inc.	10.9
FedEx Corporation	6.6
Mattel, Inc.	6.4
MGM Resorts International	5.7
Affiliated Managers Group, Inc.	5.7
General Electric Company	5.3
Discovery Communications, Inc.	4.8
Hyatt Hotels Corporation	4.8
Douglas Emmett, Inc.	4.7
IAC/InterActiveCorp	4.7
CNX Resources Corporation	4.6
Biogen Inc.	4.5
CNH Industrial N.V.	4.2
Liberty Broadband Corporation	4.1
CK Hutchison Holdings Limited	4.1
The Williams Companies, Inc.	3.6
Fairfax Financial Holdings Limited	3.5
Holcim Ltd	2.6
Fiserv, Inc.	1.6
Cash Reserves Net of Other Assets and Liabilities		7.6
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2021 through December 31, 2021
New Holdings	Quarter
Biogen Inc.	1Q & 4Q
Discovery Communications, Inc.	3Q
Fiserv, Inc.	4Q
IAC/InterActiveCorp	3Q
Liberty Broadband Corporation	4Q

Eliminations
Biogen Inc.	2Q
Comcast Corporation	4Q
DuPont de Nemours, Inc.	1Q

Portfolio of Investments
Partners Fund
Common Stocks
	Shares	Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation	458,200	$ 118,508,848	6.6%
Biotechnology
Biogen Inc.*	337,077	80,871,514	4.5
Capital Markets
Affiliated Managers Group, Inc.	619,026	101,835,967	5.7
Construction Materials
Holcim Ltd (Switzerland)	903,323	46,022,387	2.6
Diversified Telecommunication Services
Lumen Technologies, Inc.	15,615,282	195,971,789	10.9
Hotels, Restaurants & Leisure
Hyatt Hotels Corporation - Class A*	898,644	86,179,960	4.8
MGM Resorts International	2,286,705	102,627,320	5.7
		188,807,280	10.5
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	11,564,500	74,599,631	4.1
General Electric Company	1,006,574	95,091,046	5.3
		169,690,677	9.4
Insurance
Fairfax Financial Holdings Limited (Canada)	128,759	63,387,856	3.5
Interactive Media & Services
IAC/InterActiveCorp *	646,878	84,553,423	4.7
IT Services
Fiserv, Inc.*	279,864	29,047,085	1.6
Leisure Products
Mattel, Inc.*	5,388,375	116,173,365	6.4
Machinery
CNH Industrial N.V. (Netherlands)	3,915,086	76,086,545	4.2
Media
Discovery Communications, Inc. - Class C*	3,772,564	86,391,716	4.8
Liberty Broadband Corporation - Series A*	14,118	2,271,586	0.1
Liberty Broadband Corporation - Series C*	449,005	72,334,705	4.0
		160,998,007	8.9
Oil, Gas & Consumable Fuels
CNX Resources Corporation*	6,085,851	83,680,451	4.6
The Williams Companies, Inc.	2,485,272	64,716,483	3.6
		148,396,934	8.2
Real Estate Investment Trusts (REITs)
Douglas Emmett, Inc.	2,525,068	84,589,778	4.7
Total Common Stocks (Cost $1,427,471,190)		1,664,941,455	92.4
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 0.00%, dated 12/31/21, due 01/03/22, Repurchase price $130,691,000 (Collateral: $133,304,845 U.S. Treasury Bond, 3.63% due 08/15/43, Par $101,905,300) (Cost $130,691,000)	130,691,000	$ 130,691,000	7.2%
Total Investments (Cost $1,558,162,190)		1,795,632,455	99.6
Other Assets (Liabilities), Net		6,572,401	0.4
Net Assets		$ 1,802,204,856	100.0%

*	Non-income producing security.
Note: Non-U.S. Companies represent 14.4% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
Small-Cap Fund
Longleaf Partners Small-Cap Fund added 1.91% in the fourth quarter, roughly in line with the Russell 2000’s 2.14% return. For the year, the Fund returned 11.18%, falling short of the Russell 2000, which returned 14.82%. All but a handful of companies delivered positive absolute returns in the year, with the majority producing double-digit results. The Fund’s cash position, which averaged 18.6% over the course of the year but ended the period at only 5.3%, drove over 85% of the relative shortfall for the year. The Fund’s double-digit absolute returns were driven by very different factors/exposures than the index – for example, the largest relative sector contribution for the Fund was in Health Care, the Index’s worst performing sector, while our significant underweight to the top-performing Financials sector (and more specifically, banks) was among our worst relative detractors. The disconnect between what drove the market and what we find to be compelling, high-quality businesses widened in the second half, allowing us to get the Fund close to fully invested with three new positions initiated in the fourth quarter (eight over the course of the year).
In a year that saw various times when the stock market acted like the pre-COVID, during-COVID and post-COVID “environments” (not necessarily in that order), the good news was that our four largest holdings – which we feel can thrive in all three of these environments – Lumen, Realogy, Mattel and CNX Resources, were our top contributors for the year. We believe that all four remain underappreciated by the market and offer significant upside from today’s discounted prices, as discussed in more detail below.
While our largest holdings received at least a little market appreciation, our detractors were unreasonably punished based on headline-level misunderstandings. At MSG Sports (MSGS), the Knicks and James Dolan stir strong emotions among finance people in New York, but the fact remains that the Dolan family has made multiple shareholder- friendly moves over the years (which we benefited from as holders of the original incarnation of MSG 10 years ago in the Small-Cap Fund), and we believe that more could be coming for MSGS in the near future. In the meantime, the teams’ ups and downs and the lack of any additional news will let the market paint a short-term focused picture. Our ultimate comfort and patience rest in owning the Knicks and the Rangers at a combined enterprise value of $4.8 billion for both. The NBA and NHL comparables, Forbes valuations, and Sportico valuations are all much higher than that for these two teams. We wrote extensively about Kodak volatility in 2020, but this year was welcomely quiet after a blizzard of emotion last year. Our value per share grew strongly in 2021, and we continue to feel that our convertible preferred security is at least worth par, even if the stock market has gone back to ignoring this company for the most part, while many who are aware of it chose only to read the negative headlines. The market is ignoring specialty chemical company Lanxess’s long history of smart asset sales and focusing on more TBD recent acquisitions and a fixable gap between free cash flow (FCF) and net income. Diversified pharmaceutical company Idorsia is off to a sluggish start since we initiated the position in the first quarter, as two trials this year had negative to inconclusive results. However, we expect the main stories will soon come into view more as the two most important drugs are likely to have important developments in 2022, discussed in more detail below.
We have received questions about the Small-Cap Fund’s double-digit underperformance versus the Russell 2000 Value (R2KV) index YTD. At first glance, there does not appear to be a simple, clear story to explain such a large shortfall. It is interesting that only five of our current holdings are even in the R2KV. We view this as a feature of our bottom-up, opportunistic approach to value, which drives our high active share and potential for strong, differentiated returns, not a bug. Cash was the largest individual culprit, accounting for approximately one-third of the relative difference. Digging a bit deeper, it appears that the market rewarded perceived clarity much more than usual this year, with memes and clear COVID plays benefiting vs. our portfolio where the opportunity often comes from the quality “story” being hidden and/or more complex. We trailed the value Info Tech subset, but our lone detractor Kodak (convertible) is not a typical IT company. Within Materials, Lanxess is a conglomerate, making it a more complex business with hidden value. Empire State Realty Trust (ESRT) is not a pure-play real estate company, as it has the Observatory, as well as office, retail and residential real estate assets. Within Consumer Discretionary, Graham Holdings is another conglomerate, and we did not own Gamestop, AMC or many of the market darling “Goods” businesses (discussed in more detail below). In Financials, we own asset manager Lazard and two newer companies, all three of which are harder to understand than the simpler banks that drove the sector. We are confident that this differentiated positioning that caused the relative drag this year will be the very driver of future absolute and relative outperformance.
When we step back and look at the stocks that we do not own, we feel better than ever because finally too much ardor for these market favorites is making many of them fall harder. This began happening this year in the small cap world, as first the SPAC market cooled off, then the IPO (initial public offering) market began cooling as well. We have now seen things changing for larger cap favorites, like Docusign falling over 40% in a day after a quarter that wasn’t all that bad, because it must be truly GREAT when you are trading near 20x revenues. This has led to a narrowing of market leadership yet again, with five large tech stocks essentially driving the S&P 500. While we hate sounding like a broken record and would love to own these market leaders at the right price, we must remind you of the rarity of living through a 5–10-year period in which the biggest got bigger/stronger and their growth rates didn’t decelerate as both history and most prudent discounted cash flow models (DCFs) would suggest they should. That doesn’t mean that they keep accelerating or stay at this growth rate forever (as their valuations need). More likely, it’s a longer way down when they fall. An “S Curve” does eventually flatten out and ultimately go down. Although we cannot say when it will happen, odds are very high that these companies will: 1) hit the law of large numbers; 2) see increasing regulation; and/or 3) compete against themselves, well-funded start-ups (some of which we now own); and/or “traditional” companies that can get together and/or focus to deliver a superior product (for example, companies like Realogy, Graham Holdings and Hyatt). We may be witnessing the beginning of this turn. As of January 6, 2022, approximately 40% of Nasdaq Composite Index companies have seen their market values cut in half or more from 52-week highs.
Bringing it all together at the micro level, the gap between “obvious” and “everything else” grew once again this year. As we have written before, quality is of paramount importance to us, but it must be “hidden quality,” which the market is not yet paying for. We too are tired of the phrase “value vs. growth,” but we cannot help including the below chart that highlights the historically huge difference between these two categories:
Some of us are old enough to remember when the stock market as a whole had a price-to-earnings ratio (P/E) of 12x or less for extended periods of time!
All of us are old enough to remember the fears in the years leading up to COVID that everything was either going to stay private or go private. We believe that private equity and venture capital have a place in capitalism, but we have now seen how cyclical fears like this can be, as many more companies came public this year, expanding our universe in positive ways.
We also have seen plenty of IPO/SPAC craziness showing both that private players need public markets more than they admit and that there is more volatility embedded in these newer companies than a private quarterly mark might admit. As for how efficient both the private and public markets are, we would encourage you to really delve into some of those multi-hundred-page S1s for many of the newest public companies to see the huge gap between the last valuation at which the company was funded and/or granted shares to its executives and the often much higher price at which the company went public – Coinbase and Rivian are two prime examples.
We are certainly not opposed to private equity paying us fair value (or more!) for any of our holdings if the time is right. Buyouts have generally been good for us (more so in Small-Cap than our other funds, but as private equity capital raisings have grown, we expect that to expand to all our strategies going forward). We benefitted from eight buyouts in the Small-Cap Fund from 2014 to 2018 (one or two per year in the portfolio during that five-year period) before a drought in 2019, leading into a COVID overhang for more of the last two years. We expect more beneficial M&A action for our portfolio in 2022.
Finally, we must talk about inflation/nominal/real interest rates. We are not here to predict or say that we need raging inflation. We were wrong to miss the COVID-driven-buying-of-goods-boom in the last year or so that we believe is much closer to its end than its beginning. A lot of these Goods companies we don’t own make up some of the lower next 12-month/last 12-month P/Es in the market (aka “traditional value stocks” that are often large weightings in a value index/ETF), but we are focused on longer- term earnings power and don’t need to play when this key metric is too hard to predict and/or potentially declining. Where we have felt more correct is focusing in on wage inflation not going away. The demographics and global trade patterns of the next 30+ years still look quite different than the last 30, so we expect inflation to be with us longer than some think. We have yet to talk with a company that expects wage growth to dramatically flatten out in 2022, and many are expecting continued mid-single-digit growth in the near term. We also believe that a positive real rate looks much more likely over the next 10 than the last 10 years as governments around the world step back from or at least no longer accelerate bond buying.
We see three potential broad nominal rate scenarios in 2022. In the first scenario, we are wrong, and rates go lower. In this environment, we expect to still deliver absolute returns (as we did this year) but might keep losing the relative game for a bit. In a second – we think most likely – scenario, rates go higher. In this environment, we believe we could win in multiple ways as market favorites at 25x+ P/Es have a long way to fall vs. our portfolio already at a roughly 10x multiple of growing FCF power. We don’t need to see a dramatic jump in rates for this scenario to play out – even a small increase should be beneficial to our approach from both an absolute and relative perspective. In the final scenario, rates remain the same, and the second derivative of the curve (i.e., what the stock market typically reacts to and what investors care most about: whether things are accelerating, decelerating or flattening out) doesn’t get worse. In this environment, we would also expect to win both absolute and relative, but maybe not as much as in scenario two.
Contributors and Detractors
(2021 Investment return, 2021 Fund contribution; Q4 Investment return; Q4 Fund contribution)
Lumen (39%, 4.22%; 3%, 0.38%), the global fiber company, was the top absolute and relative contributor for the year. CEO Jeff Storey took two actions this year to substantially increase the business’s value and address the stock’s enormous discount (it trades below 35% of our appraisal value). First, during the third quarter, Lumen sold its Latin American fiber for a good price (9x EBITDA) and the weaker half of its US consumer business for an encouraging 5.5x EBITDA. Both multiples came in above our appraisals and demonstrate how cheap the consolidated Lumen RemainCo is today at less than 6x P/FCF and EV/EBITDA. The majority of Lumen’s remaining EBITDA comes from its US Enterprise and SMB segments, which grow faster than Lumen’s disposed LatAm fiber and are worth higher multiples. The weakest segment of the new Lumen, the western half of Consumer, is superior to the assets the company just sold for 5.5x EBITDA. Second, Storey quickly repurchased 7% of Lumen’s shares, adding meaningfully to value per share and free cash flow per share. When the dispositions close, proceeds will reduce debt meaningfully, putting net debt right at the company’s leverage ratio target even though that target was based on the prior, inferior business mix. We are pleased that our engagement since filing an amended 13D helped the company begin to deliver positive corporate actions. The market has fixated on the potential for another dividend cut, but Lumen’s FCF is more than sufficient to cover the $1/share payout while investing aggressively into high-return, edge-out capex to grow revenues.
CNX Resources (27%, 2.14%; 9%, 0.46%), the Appalachian natural gas producer, was another top contributor. With higher strip gas prices, another strong year of FCF and a 13% annualized repurchase pace last quarter, our appraisal of the value increased over 20%. However, the company’s conservative hedging program that has helped it withstand prior bear markets also held back earnings growth this year. The board, led by chairman Will Thorndike, recently authorized another $1 billion of repurchase, representing nearly one third of outstanding shares at today’s price. Despite higher absolute FCF than Appalachian comps with inferior inventory positions, CNX trades at less than half of their enterprise values.
Realogy (28%, 1.94%; -4%, -0.22%), the real estate brokerage franchisor, was also a top contributor for the year. Commission volumes increased double-digits due to 17% year-over-year (YOY) home price appreciation outweighing 5% fewer transactions. With the majority of the company’s value coming from its franchise fees, the incremental margins on sales growth are extremely favorable. Realogy’s brokerages (including Coldwell Banker, Century21, and Sotheby’s) also gained share for the fifth consecutive quarter. The company had lagged the national market last year due to its greater New York and California exposure, but both markets have rebounded well and appear likely to continue. CEO Ryan Schneider used the large FCF coupon to pay down debt, and Realogy’s leverage ratio is now down to a conservative 2.3x net debt/EBITDA vs. >5x in prior years. The strong performance suggests that the business was not disrupted by iBuyers and other new competitors as bears had predicted. With the housing market looking healthy and home prices likely to keep appreciating moderately, this franchise- fee annuity business with high defensible market share should be worth much more than the 6x forward FCF where it trades.
Hyatt (30%, 1.56%; 25%, 1.10%), the global hotel franchisor and owner, was the top contributor in the fourth quarter and among the largest contributors for the year. The company is once again cash profitable, even though its Group/Business bookings are less than half of 2019 levels. Revenues from leisure travelers, however, are up more than 20%, with pricing as high as 40% YOY for Hyatt’s most popular destination resorts. CEO Mark Hoplamazian made two great sales above our appraisal values this year, helping to grow our appraisal of the consolidated company value by 27%. We expect more proceeds to come in next year and earnings growth to accelerate back towards normalized levels with COVID reopening.
Mattel (24%, 1.40%; 16%, 0.96%), the global toy and media company, was a strong contributor in the fourth quarter and for the year. Despite store closures in Asia causing -20% regional revenues during the third quarter, Mattel’s consolidated sales still grew 8% due to its strong North American recovery. Barbie sales remain impressive as they have been for years, American Girl is finally returning to growth and Fisher Price is also recovering. The company is successfully passing through inflated costs with higher pricing and without losing volume. Despite the impressive results, the stock trades too low at less than 14x forward earnings, and that is before Mattel begins to monetize its massive non-earning asset Intellectual Property portfolio. Our appraisal of the value grew by more than 30% this year.
RenaissanceRe (11%, 0.54%; 22%, 0.99%) the Bermuda-domiciled reinsurance company and a new position in 2021, was a top contributor in the fourth quarter. We know the reinsurance industry well, having invested in the sector for multiple decades, and we were thrilled to have the opportunity to invest in the business at a discount. RenRe has a reputation as a leading Catastrophe risk reinsurance underwriter - although the business mix has diversified over time into third party capital management, casualty and other property risk. RenRe traded below 10x earnings power and around 1x tangible book value in the third quarter as catastrophe headlines punished the entire industry, giving us the opportunity to invest. Management also took advantage of the temporary price discount by buying back 10% of outstanding shares, while the CEO, CFO and several other senior executives invested over $4 million buying shares personally. The share price appreciated in the fourth quarter as the company announced an excess capital buffer of $1 billion, even after third quarter catastrophe hits, and likely continued share repurchases. RenRe is a leader in insurance risk modeling and portfolio construction, and best in class data gathering and analytics are in the company DNA. In the face of significant volatility and disruption for the industry in the form of technology innovation, capital access innovation and climate change risks, RenRe's competitive advantages in pricing risk and in putting together a sound global portfolio of risk should be well placed to add excess return.
Idorsia (-24%, -0.94%; -15%, -0.45%), the Swiss diversified pharmaceutical company, was the largest detractor for the year, after the company issued a dilutive convertible bond in late July and two drug trials this year had negative to inconclusive results. The entire small-cap biotech sector is down significantly after a speculative frenzy in 2020. Our appraisal of Idorsia’s value remains unchanged at over twice the stock price, and we remain excited about the potential of its potential blockbuster sleep drug Quviviq (which was officially approved by the FDA after quarter end) and its hypertension drug Aprocitentan (which is still in Phase 3 trials), both of which could deliver positive news in 2022.
Lanxess (-18%, -0.85%; -9%, -0.35%), the German specialty chemicals company, was a top detractor in the year, in the face of M&A uncertainty and disappointing free cash flow conversion. Lanxess’s management team has a strong track record of selling non- core segments at good multiples and intelligent capital allocation, including buying back shares in 2020. In 2021, the company announced two bolt-on acquisitions - the Microbial Controls business of International Flavors & Fragrances and private company Emerald Kamala Chemical. We believe these deals will be accretive to the value over time, but the capital commitments tied management's hands in the near-term, limiting the ability to go on offence by buying back more shares in 2021. At year end, Lanxess was trading around 10x earnings power on a much-improved business quality after five years of selling lower quality businesses and now re-allocating those proceeds into higher quality opportunities. We expect management to successfully integrate these acquisitions, address the FCF disappointments and allocate capital intelligently in 2022, which we believe will drive a stock price revaluation.
Kodak (-18%, -0.83%; -12%, -0.54%), the global technology company focused on chemicals and print, in which we own convertible preferreds, was a detractor, despite excellent operating results at the company. Our appraisal of Kodak’s value surged 12% last quarter up to $10/share due to strong pricing in the printing plates and film segments. Kodak’s new chemical-free Sonora plate business grew 35% and is much more environmentally sustainable than the competition. Digital Printing, a razor/razorblades annuity business, approached breakeven, while Kodak’s next generation Prosper product line grew 17%. The Licensing segment, which is a surprisingly large part of appraised value, again grew steadily with massive operating margins.
Portfolio Activity
The portfolio activity section in our last several letters has highlighted our growing on- deck list, and we were able to act on those opportunities to put cash to work in the fourth quarter. We initiated three new holdings, which are not yet disclosed, as we are still building the positions. Two are in the Financials sector, though they are very different companies. One is really more of a software company than a financial company, and the large owners we have partnered with there are top notch. The other is a financial holding company with zero “comps”. It is both misunderstood and overlooked by the market as it is a confusing, small-dividend-paying company that makes no effort to dance to the sellside tune with quarterly calls or guidance. However, the management team are all about building long-term value per share in patient, unconventional ways. The third and newest purchase is a Communications Services company with a strong first-mover advantage within its rapidly growing business, and once again great partners who know how to allocate capital. We trimmed strong performers Realogy and Hyatt but had no full sales in the fourth quarter. After beginning the year at 20%, our cash position ended the year at just over 5%. Our on- deck list remains strong, and, thanks to solid value growth across the portfolio, a strong majority of the companies are trading in the mid-60s% or lower of their appraisal, meaning the margin of safety and potential upside for the portfolio, which trades at a price-to-value (P/V) in the low-60s%, is very high.
Southeastern Updates
The last two years have taught us to be more flexible to adjust to rapidly changing environmental factors and to allow for better work/life balance for our employees, while maintaining productivity levels and a connection to our central culture. We believe our established research network continues to provide us a clear competitive advantage. We expanded our global research expertise and network with the addition of Will Allen, who joins in January 2022 as a Memphis-based Junior Analyst, and Julio Utrero, CFA, who joined this summer as a London-based Analyst. Will is a 2019 college graduate who brings experience at value investing firm International Value Advisors. Originally from Spain, Julio adds eight years’ experience of investing with a value focus in public and private equities in Europe and developing markets, as well as ESG expertise. Julio holds his CFA Level 4 Certificate in ESG Investing and served on the ESG Committee in his last role at T. Rowe Price International Equities, and he has already been a valuable addition to Southeastern’s ESG committee.
In last year’s annual letter, we highlighted the importance of environmental, social and governance (ESG) factors – both in our research process and in how we run our business – and the steps we have taken to formalize our approach. In 2021, we published our first annual ESG Report, which we would encourage you to read to learn more about our approach. Over the last year, we have continued to make progress and set new goals in this rapidly developing area – we signed on as a supporter of the Task Force on Climate-Related Finance Disclosures (in addition to being a signatory to UNPRI and CA100+); the research team undertook external ESG training; we expanded our portfolio carbon footprint data monitoring and established a Southeastern-specific template for carbon footprint reporting; we committed to directly engaging with management teams on their carbon reporting and efforts to improve their environmental practices (with recent success from these efforts seen at Lanxess, which set a goal to be carbon neutral by 2040, and CNX Resources, which was recently named one of three 2021 Energy ESG E&P Top Performers by Hart Energy, among others).
Another key area of focus has been fostering, cultivating and preserving a culture of diversity, equity and inclusion (DEI) at our firm, as well as engaging with our portfolio companies to better understand their approach to DEI and in some cases to push for increased diversity at a board and/or management level. As a small, lean firm with low employee turnover, we have looked for ways that we can partner with other organizations to help make a positive impact within our industry. In 2021, we partnered with the Notre Dame Institute for Global Investing via their Investment Management Access Program (IMAP – a program focused on improving diversity within the asset management industry) and Girls Who Invest (GWI – an organization that is helping transform the asset management industry by bringing more women into portfolio management and leadership).
In August 2021, we launched an exciting new initiative, Greenwood Pine Partners, a mission-driven, minority-owned investment management firm with initial funding from the Shelby County Retirement System in Tennessee. Greenwood Pine is 51% owned by Southeastern Senior Analyst and Principal Brandon Arrindell, who is African American and from Memphis. Brandon serves as both majority owner and portfolio manager for this US-focused, all-cap strategy employing Southeastern’s long-term, concentrated, engaged approach. The goal of the structure and partnership with Shelby County is to produce strong risk-adjusted returns while also working to address the issue of minority underrepresentation in asset management. Where possible, Greenwood Pine seeks to partner with minority-owned, local service providers. Southeastern has pledged the proceeds derived from its 49% stake in the LLC to organizations that support under resourced communities.
Finally, we are always looking for ways to improve our communications with clients. Beginning next quarter, we will provide a Frequently Asked Questions-format podcast to allow you to hear directly from your portfolio managers. The audio format will have a transcript available and will be supported by a quarterly fund summary and a longer, more detailed annual letter at the end of the year. We will continue to highlight discussions with management teams and other ad hoc topics in the Price to Value Podcast with Southeastern Asset Management, with our newest episode coming in January, in which Staley Cates interviews Realogy CEO and President Ryan Schneider.

Outlook
We spent much of this letter exploring the current environment and what it has meant/ will mean for our portfolio. We have heard from many clients and prospects this year who (very understandably) want to know what will be the “right environment” for our portfolios to outperform. As conventional wisdom becomes more about trading in and out of ETFs instead of analyzing bottom-up value per share growth, we understand the pressure that investment committees face and the frustration of not knowing when our relative performance will turn. We would caution, however, that nailing the chained probability of both what the next environment will be and how we will do in it is very hard.
Our 46+ year performance history shows that there is never a predictable pattern, but the historical context makes us believe even more strongly in our odds from here. Southeastern was founded in 1975 amid a period of historically high inflation, with US interest rates rising to nearly 20%. From the official start of Southeastern’s US large cap composite in January 1980, we outperformed the market in eight out of the nine following years. We expect that we would do well again with more rate volatility going forward. We did less well relatively in the 1990s and 2010s when interest rates declined, even if we did deliver solid absolute returns on the stocks that we picked in those timeframes. This seems like the least likely scenario out of the three described above, since rates are already so low. At the very least, we believe we would be more fully invested in a scenario like this, judging by our improved productivity, current portfolios and on-deck list. We did well in the 2000s pre-GFC with relatively flat interest rates (note that the US 10-year treasury stayed in a tight band around 5% during that almost 10-year period), which we could see happening again (but probably less likely than increasing rates), so that is also encouraging.
While looking to our history doesn’t give us the answer of when the current environment will turn, it does allow us to learn from the past and improve over time. When we add up the three broad types of environments above, we see a healthy “2.5 out of 3” in which we win. We think 2021 had many positive signs that the future is bright, and we look forward to sharing it with you.

Performance History (Unaudited)
Small-Cap Fund
Comparison of Change in Value of $10,000 Investment
Since Inception February 21, 1989
Average Annual Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year	20 Year	Since Inception 2/21/1989
Small-Cap Fund	11.18%	7.14%	11.17%	9.94%	10.48%
Russell 2000 Index	14.82	12.02	13.23	9.36	9.99
The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with fewer financial resources than those of larger companies.
As reported in the Prospectus dated May 1, 2021, the total expense ratio for the Small-Cap Fund is 0.96%. Effective September 1, 2021, through at least April 30, 2023, the expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 0.95% of average annual net assets. Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Performance Summary (Unaudited)
Small-Cap Fund
Portfolio Holdings at December 31, 2021
		Net Assets
Investments		94.7%
Lumen Technologies, Inc.	13.1
Mattel, Inc.	7.4
Realogy Holdings Corp.	7.2
CNX Resources Corporation	6.1
Liberty Braves Group	5.4
Graham Holdings Company	5.1
Empire State Realty Trust, Inc.	5.0
Madison Square Garden Sports Corp.	4.9
Gruma, S.A.B. DE C.V.	4.8
Hyatt Hotels Corporation	4.8
RenaissanceRe Holdings Ltd.	4.7
Lazard Ltd	4.7
Eastman Kodak Company	4.2
LANXESS AG	3.9
Oscar Health, Inc.	3.9
Vimeo, Inc.	3.1
White Mountains Insurance Group, Ltd.	2.9
Idorsia Ltd	2.8
Ingles Markets, Incorporated	0.7
Cash Reserves Net of Other Assets and Liabilities		5.3
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2021 through December 31, 2021
New Holdings	Quarter
Gruma, S.A.B. DE C.V.	1Q
Idorsia Ltd.	1Q
Ingles Markets, Incorporated	3Q
Madison Square Garden Sports Corp.	2Q
Oscar Health, Inc.	4Q
RenaissanceRe Holdings Ltd.	3Q
Vimeo, Inc.	4Q
White Mountains Insurance Group, Ltd.	4Q

Eliminations
Everest Re Group, Ltd.	3Q
Liberty Media Formula One	1Q
PotlatchDeltic Corporation	1Q

Portfolio of Investments
Small-Cap Fund
Common Stocks
	Shares	Value	% of Net Assets
Biotechnology
Idorsia Ltd* (Switzerland)	2,516,860	$ 51,486,249	2.8%
Capital Markets
Lazard Ltd - Class A(a)	1,961,547	85,582,296	4.7
Chemicals
LANXESS AG (Germany)	1,166,974	72,408,694	3.9
Diversified Consumer Services
Graham Holdings Company - Class B	147,393	92,832,533	5.1
Diversified Telecommunication Services
Lumen Technologies, Inc.	19,116,776	239,915,539	13.1
Entertainment
Liberty Braves Group - Series C*	3,432,031	96,440,071	5.3
Liberty Braves Group - Series A*	95,304	2,739,990	0.1
Madison Square Garden Sports Corp. - Class A*	516,098	89,661,706	4.9
		188,841,767	10.3
Food & Staples Retailing
Ingles Markets, Incorporated - Class A	142,580	12,310,357	0.7
Food Products
Gruma, S.A.B. DE C.V. (Mexico)	6,867,996	87,777,386	4.8
Hotels, Restaurants & Leisure
Hyatt Hotels Corporation - Class A*	912,811	87,538,575	4.8
Insurance
Oscar Health, Inc. - Class A*(b)	9,104,885	71,473,347	3.9
RenaissanceRe Holdings Ltd.	510,808	86,495,119	4.7
White Mountains Insurance Group, Ltd.	51,582	52,298,990	2.9
		210,267,456	11.5
Interactive Media & Services
Vimeo, Inc.*	3,204,523	57,553,233	3.1
Leisure Products
Mattel, Inc.*	6,269,977	135,180,704	7.4
Oil, Gas & Consumable Fuels
CNX Resources Corporation*(b)	8,099,112	111,362,790	6.1
Real Estate Investment Trusts (REITs)
Empire State Realty Trust, Inc.(b)	10,274,803	91,445,747	5.0
Real Estate Management & Development
Realogy Holdings Corp.*(b)	7,833,789	131,685,993	7.2
Total Common Stocks (Cost $1,430,805,886)		1,656,189,319	90.5
Preferred Stock

Technology Hardware, Storage & Peripherals
Eastman Kodak Company Convertible Preferred Stock - Series B 4.00%(b)(c)(d) (Cost $95,452,160)	932,150	76,249,870	4.2
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 0.00%, dated 12/31/21, due 01/03/22, Repurchase price $110,783,000 (Collateral: $112,998,710 U.S. Treasury Bonds, 1.250% - 3.625% due 8/15/43 to 5/15/50, Par $100,175,500) (Cost $110,783,000)	110,783,000	$ 110,783,000	6.0%
Total Investments (Cost $1,637,041,046)		1,843,222,189	100.7
Other Assets (Liabilities), Net		(13,500,325)	(0.7)
Net Assets		$1,829,721,864	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
(b)	Affiliated issuer during the period. See Note 6.
(c)	Investment categorized as Level 3 in fair value hierarchy. See Note 7.
(d)	These shares were acquired directly from the issuer in a private placement on February 26, 2021 with a total cost at December 31, 2021 of $95,452,160. They are considered restricted securities under the Securities Act of 1933 (the "33 Act"). These shares may be sold only if registered under the 33 Act or an exemption is available. The issuer has filed with the SEC a registration statement on Form S-3 providing for the potential resale on an ongoing basis under 33 Act Rule 415 of Common Stock issuable upon conversion of the Series B Preferred Stock, subject to certain terms of a Registration Rights Agreement with the issuer. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued using procedures adopted by the Board of Trustees (See Note 2).
Note: Non-U.S. Companies represent 11.5% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
International Fund
Longleaf Partners International Fund added 1.51% in the fourth quarter versus MSCI EAFE’s return of 2.69%. For the full year, the Fund fell 0.89%, while the MSCI EAFE returned 11.26%. As discussed in our third quarter letter, the frustrating performance for the year stems mostly from our exposure to overseas-listed China and Hong Kong, which accounted for the majority of the disappointing absolute and relative returns. After a solid first half of absolute and relative returns, COVID lockdowns re-accelerated in the second half, and investor anxiety from several rounds of regulation in the Chinese technology, education, real estate and Macau gaming sectors created extreme volatility. Consumer Discretionary was by far the worst absolute and relative- performing sector, with most of the relative decline coming from our China-exposed businesses. Additionally, some of our consumer-leveraged companies, like Accor, that were looking healthy at mid-year have taken another leg down on the emergence of the new COVID variants. Although European-listed Lanxess and Millicom (which is actually a Latin American business, despite its Swedish listing) were absolute and relative detractors, our European businesses were collectively the top contributor for the year. The strongest performers were a mixture of companies we have known for a decade or more in Fairfax and EXOR and companies that are newer additions to the list of “prototypical Southeastern favorites” — great businesses that can grow for a long time, while generating significant cash and allocating it intelligently — in Richemont and Domino’s Pizza Group PLC.
Unfortunately, two large macro headwinds overshadowed the solid, bottom-up fundamentals within our diversified portfolio of high-quality businesses with aligned management partners that are taking steps within their control to create and recognize value. The team has been busy, reviewing our top-down view on China and re-underwriting our businesses on a case-by-case basis in the wake of the current environment. We draw upon insights from our extensive network of regional and industry experts, current and former investee company management teams and boards, asset management peers and clients to help inform our qualitative view. Although we believe that much of the China and Hong Kong markets has been unduly punished, creating some compelling bottom-up opportunities, we recognize that the macro events of 2021 will likely create long-term headwinds for many of the businesses there. We reduced our overall allocation to the region this year (though it remains notably higher than the index) and increased our European exposure. In a challenging macro environment, we believe it is even more important to concentrate in your best ideas, where you truly know your businesses and the management teams at the helm. We believe that this year’s detractors are poised to be strong drivers of absolute and relative outperformance from today’s depressed levels, even as we recognize that it may not be a completely smooth road to recovery. Our remaining Chinese and Hong Kong businesses are run by owner operators that are actively taking steps to create value and get those values recognized in the market, and we are seeing a record amount of insider buying across the portfolio, highlighting the confidence of our management partners.
Performance Review
After a strong relative and absolute first half of the year, the portfolio gave up its initial gains in the second half, as China and Hong Kong were severely punished in the face of macro pressures and uncertainty. The MSCI Zhong Hua (ZH) index, a composite index comprising the MSCI China and Hong Kong indices, was down over 19% in 2021, underperforming its own 3- and 10-year average returns by approximately 26%, and falling short of the MSCI EAFE, MSCI World and the S&P 500 by a stunning 30.5%, 41% and 47.7% respectively, reflecting the deep pessimism of investors towards China and the extremely strong performance of developed markets. While US Big Tech — Microsoft, Apple and Alphabet — were among the three biggest contributors to the S&P 500 index’s 2021 gains, Asian Big Tech conglomerates — Alibaba, Tencent and Softbank — were the three of the four largest detractors to the MSCI AC Asia Pacific’s 2021 returns, driven primarily by tech regulation in China.
2021 has been an extraordinarily volatile year for capital markets in Greater China. US- China tensions, China property concerns, regulatory changes across the China education and technology sectors and Macau gaming license issues, on top of harsh COVID-induced border lockdowns, have all added to market volatility. The commentary from the 3Q letter detailing our interpretation of and response to these events remains pertinent.
In the fourth quarter, we saw an easing of some areas of uncertainty, including the potential for Chinese securities regulation of overseas-listed variable interest entities (VIE), a structure that has allowed Chinese companies to skirt a formal prohibition on foreign investment in internet services. Fears that this structure could be deemed illegal, wiping out the value of foreign investors’ holdings, were put to rest when the China Securities Regulatory Commission (CSRC) officially extended oversight of offshore listing to Chinese firms with VIE structures in late December.
Additionally, fears subsided over drastic regulation of gaming in Macau, including the potential revocation of gambling licenses (as discussed in detail in our third quarter letter), when the Macau government published its final report on the public consultation on the Macau license re-tendering on December 23. Although the report was merely a summary of public opinions gathered during the consultation period and not a final position by the government, it was positive in many respects. After the end of the quarter, Macau casino stocks rallied after authorities confirmed the revised gaming laws would involve minimal changes to the original gaming license terms and would maintain six casino licenses for up to 13 years, providing long-awaited clarity. While the industry remains depressed in the face of COVID-related lockdowns, Macau is poised to rebound quickly as pent-up demand is likely to fuel a rapid return as borders ultimately re-open. Melco International, the holding company for Macau casino operator Melco Resorts, stands to win doubly, as a rebound can help close the historically wide (and in our view unjustified) discount between holdco and the underlying operating business.
Our Hong Kong, Macau and other Chinese investments were affected to varying degrees by a resurgence of COVID-related lockdowns in the second half, as the Chinese government increased efforts to contain the Delta (and now Omicron) variant. Omicron's higher transmissibility and the lower efficacy of the local Sinovac vaccine will make it more difficult for China to maintain its "zero-COVID" strategy, exacting a greater toll on the economy, which is reflected in share prices. If Macau and Hong Kong conform to Beijing's zero-COVID strategy, their borders with each other could open faster, allowing more freedom of movement between Hong Kong, Macau and Mainland China and ultimately benefitting our investments in Hong Kong and Macau, particularly our investment in Melco. We are monitoring the situation closely.
Supporting the case that China and Hong Kong offer compelling valuations, we have seen historically high levels of insider purchase activity across the region (and within our portfolio companies) in the last two years. At a time of elevated uncertainty and investor panic, it's always reassuring to see what insiders — who have better access to information and policymakers than outside shareholders, especially in a market like China where transparency is lower and volatility is higher — are doing with their money. Insiders in Hong Kong are taking advantage of the dislocation in prices by buying significant amounts of their own companies. The number of applications to the Hong Kong Securities and Futures Commission for privatization and buybacks has increased significantly as market valuations became more attractive. In the last two months of the year, there was over 3x more insider buying than selling volume in the Hong Kong stock exchange, surpassing the levels seen in February 2020, when COVID first broke out in China.
Active insider buying in Hong Kong contrasts sharply with record levels of insider selling in the US, reflecting the high valuations of the US capital markets. While large insider sales have been well-publicized at market darlings

Tesla, Facebook, Google and Microsoft, the trend is across the board. According to InsiderScore, insiders at US- listed companies sold $165 billion of stock in 2021, 2.4x the average since 2008. In 2021, US insiders sold 23x more than they bought.
While relative and absolute valuations make the region quantitatively attractive, as long-term, bottom-up fundamental investors, “cheap” is never enough for us. We are seeing some truly “table-pounding” bargains, supported by powerful insider purchasers, but this is balanced by some troublesome developments in these markets that will have long-lasting effects. Contacts across our network – and at times portfolio managers for the International Fund – are mixed in their outlook. Having an experienced team on the ground with expertise spanning the Asia Pacific time zone, working together with the broader global research team with over four decades of experience in multiple geographies and market environments, is a distinct advantage. We continue to evaluate our portfolio in real time to ensure we maintain the best margin of safety and long-term upside potential.
Contributors and Detractors
(2021 Investment return, 2021 Fund contribution; Q4 Investment return, Q4 Fund contribution)
Richemont (70%, 2.85%; 46%, 2.04%), the Swiss luxury goods company, was the top contributor for the fourth quarter and the full year. Under the leadership of CEO and owner operator Johann Rupert, Richemont has deftly navigated a volatile market over the last several years in the face of the Chinese crackdown on corruption and corporate giving, followed by political unrest in Hong Kong, one of the largest luxury watch markets, and most recently COVID. Against these challenges, management has always responded with a long-term value creative mindset, resulting in a stronger, more profitable, more dominant business today. Richemont has been a relative COVID winner in the luxury goods space, as the most iconic brands that are less reliant on current advertising or trends remained top of mind throughout the lockdown environment and continued to gain share disproportionately. Richemont’s Cartier and Van Cleef & Arpels are two of the strongest brands in the market. Additionally, the benefits of a significant supply chain reorganization have become highly visible this year in the reported results, with profitability at the jewelry maisons expanding to all- time highs, driving an exponential step-up in free cash flow. Amid the macro pressures of the last several years, Richemont bought in the listed minority of Yoox Net-a-Porter (YNAP) in 2019, consolidating its losses, which optically made the group valuation look less attractive but actually brought control of their increasingly important online distribution channels fully in-house. Today, Richemont is working to create a non- majority owned luxury platform, which would result in the deconsolidation of the losses and highlight the latent value in this business. The company is currently in advanced discussions with FarFetch (and others) to take minority stakes in YNAP and convert the platform to Farfetch technology – something already being trialed in the Chinese JV. Given the power of the core Richemont brands and the structural drivers of branded jewelry and luxury goods more broadly, we continue to see strong growth prospects translating into mid-double-digit earnings per share (EPS) growth on a sustainable basis.
Domino’s Pizza Group PLC (DPG) (49%, 2.25%; 16%, 0.90%), the leading UK pizza delivery company, was another top contributor in the quarter and for the year. When we first invested in DPG in April 2019, we saw the opportunity to engage to help drive improvements in the company’s governance and other ESG considerations. After two+years of engagement and much heavy lifting, the company now has a top-notch management team led by CEO Dominic Paul and a fully replaced board of directors that is now best-in-class on all metrics of ability, diversity, ESG priorities, capital allocation and shareholder friendliness. A tangible example of the contrast between old leadership and new leadership is the December 2021 announcement of a new agreement between DPG and the franchisees, signaling an alignment of intent and a spirit of teamwork to pursue the significant opportunity in the UK pizza space. Despite a share price compounding at 28% per year over our ownership period, the investment remains attractively priced, as our appraisal has also compounded healthily. DPG today is a technology-led company with nearly all of its orders coming over the company app and website. They are still in the early days of more effectively harnessing this data and customer knowledge to drive further wallet penetration. Recognizing the high cash generation but minimal capital intensity of the business model, management and the board have committed to buying back stock whenever it is attractive – we estimate 2-4% of shares outstanding per year – on top of paying the 2% dividend. Robust organic growth on the back of the franchisee agreement will support like-for-like sales growing at mid-single digits and potentially up to double digits, with new store openings totaling another few percent per year in growth. Coupled with systematic shrinking of the share count, the result could be sustainable double-digit to mid-teens EPS growth and a share price well above today’s level.

Fairfax (49%, 2.19%; 23%, 1.07%), the Canadian insurance and investments conglomerate, was also a top performer in the quarter and the year. We tendered approximately 20% of our position into the $1 billion tender offer share repurchase just executed at $500 per share - a 10% premium to the pre-buyback trading price. The repurchase is funded by selling 10% of subsidiary Odyssey Re at nearly 2x book value to a Canadian pension plan. Fairfax retains control of Odyssey, while the pension plan will benefit from the steady earnings and attractive pricing in the insurance market. Fairfax was a superb – if volatile at times – investment through our initial investment period of 2000 to 2015, compounding at 15% per year. Since we invested again in 2017, it has been less satisfying, but shareholder-friendly actions like this sale and large repurchase indicate that Chair and CEO Prem Watsa has not lost his touch. This year, written premiums have grown well, and Watsa is intelligently delevering the balance sheet with the free cash flow (FCF). Fairfax’s combined ratio was slightly unprofitable last quarter at 101%, due to Hurricane Ida and European flooding, but the underwriting is otherwise improving towards a normalized low-90s combined. Though Fairfax’s investments portfolio did not outperform this year, Watsa made the good decision to end the company’s costly hedging program. After appreciating significantly this year, Fairfax’s 45% stake in digital insurance unicorn Digit is now worth 10% of the company’s market capitalization. The stock should not continue to trade below book value with profitable underwriting, less debt and a growing investment portfolio. Watsa led a major repurchase effort this year to take advantage of the lingering P/V discount. We are actively engaged with the company on several ESG topics. We believe that management is best in class and think Fairfax’s abysmal CCC rating by MSCI ESG should be higher. We have encouraged the company to improve its ratings agency engagement and to increase its environmental initiatives, including more transparent carbon footprint reporting and better incorporation of climate change risk assessment in the underwriting business.
EXOR (12%, 1.16%; 7%, 0.73%), the European holding company of the Agnelli family, was another strong contributor in the quarter and for the full year on the back of multiple value-accretive corporate actions across the three largest components of EXOR’s value (collectively comprising ~80% of our appraisal): Stellantis, CNH International and PartnerRe. Last year, EXOR transformed underlying holding Fiat Chrysler through a strategic merger with PSA Group of France, with the official combination into new company Stellantis completing in January 2021. Stellantis CEO Carlos Tavares came from PSA, where he was widely regarded as top in the global auto executive field. EXOR CEO and Chairman John Elkann serves as Chairman of Stellantis, adding his capital allocation and strategic expertise to the operational brilliance of Tavares and team. As a result, Stellantis should be the third largest global auto original equipment manufacturer (OEM), unlocking economies of scale and supply chain efficiency and positioning the company to navigate the continuing industry evolution towards electrification, increased autonomous capabilities and transportation as a service. In 2020, EXOR announced that the previously agreed deal to sell reinsurance company PartnerRe to French co-operative insurance company Covea had fallen through in the COVID lows. The news hit the share price hard, and EXOR was one of our worst 2020 performers. However, in late October 2021, EXOR announced a renewed deal to sell PartnerRe to Covea for $9 billion, over 40% of EXOR’s current market value. This multiple of 1.4x adjusted tangible book value was nearly 10% higher than the value we had assumed for PartnerRe. While optically at the same price as the prior deal, the full value of the relationship is greater, given the €1.5 billion of investments Covea agreed to make ($750 million in the investment arm of PartnerRe, which is run by EXOR for a fee, and $750 million in EXOR co-investments) after it broke the original 2020 deal. We expect EXOR to use proceeds from the deal to pay down holding company level debt, buy back $500 million in stock and retain significant firepower on the balance sheet to be used opportunistically. Given the track record of the EXOR team, we are confident this capital will create even more value when put to work. Finally, CNH Industrial completed the previously announced plan to split into two companies on January 1, 2022. The commercial vehicles business, Iveco Group, was spun out of the CNH agricultural business that comprises Case I.H., New Holland and Steyr. We believe that two focused companies traded separately will unlock more potential and value.
Melco International (-37%, -2.49%; 4%, 0.13%), the Macau casino and resort operator, was the top detractor for the year. Macau does not have a domestic market and heavily relies on cross-border tourism (primarily with mainland China), so the recovery remains dependent on the border reopening progress, which continues to get pushed back due to China’s zero-COVID policy. As discussed above, the entire sector also took a beating when the Macau government announced its plans in September to kick off a 45-day consultation period for amendments to the gaming law in preparation for the license renewal process for Macau casino operators. Additionally, the intensified scrutiny on VIP junket business, culminating in the arrest of the founder of the biggest junket operator Suncity in the fourth quarter, further soured investor sentiment. As we saw in January 2022, the license renewal process is playing out roughly as expected, and there is nothing we have seen in the recently announced laws that warrant a material impact on the value. As for the VIP crackdown, this has been an ongoing theme since 2013 when Xi Jinping became the President of the PRC. Junket VIP represent a single digit % of Macau EBITDA and will not have material impact on the earnings power of the industry or at our holding in Melco. Our investment in Melco is underwritten by growth prospects of Mass Gaming demand. Mass-led recovery has been delayed due to severe border restrictions between China, Hong Kong and Macau, and we are confident that when restrictions are eased, we will see earnings and stock price recovery in short order. Our view is that the common prosperity has already occurred in Macau. The six concessionaires provide 40% of their revenue in taxes to the government. The Macau gaming industry contributes 70-80% of the government's tax revenue, over 55% of gross domestic product, and is the largest employer in Macau. Most Macanese are in a much better economic position due to the gaming industry, and we believe that the government would rather have gambling activity in a place they control, rather than occurring in other parts of southeast Asia. Post the sell down, we have seen insiders at two local operators buying shares, echoing our view that Macau shares are deeply undervalued and will be the major beneficiary of the re- opening.
Alibaba (-50%, -2.26%; -22%, -0.82%), the largest online retail platform in China, was another top detractor for the year and in the fourth quarter. Alibaba reported weak quarterly results and downgraded its sales outlook for the current fiscal year to 20- 23% growth, down from original guidance of 29-32% growth. Macro headwinds, weak consumer sentiment, regulatory scrutiny and competitive forces are having a larger than expected impact on overall retail sales and Alibaba’s market share. Notably, overall retail sales in China slowed down to a meager 5% growth in the September quarter. Slowing consumption, combined with stiff competition from new entrants in livestreaming ecommerce, have resulted in transitory deceleration in Alibaba’s core ecommerce growth trajectory. Additionally, the company is accelerating strategic investments in new initiatives, including Community Group Buying (Taocaicai), Taobao Deals, Local Consumer Services and International Ecommerce. These are future growth drivers but are depressing company’s earnings today. In December, we exited our full position in Alibaba. This was more of a tactical move than a change in investment conviction. We initiated the position early in 2021, and the continued challenges in the second half of the year resulted in a loss that was material enough to be helpful from a tax distribution management point of view. We are sensitive to taxable gains and try to minimize where sensible, so we took advantage of the opportunity to reduce that liability and plan on revisiting the Alibaba opportunity in 2022. We continue to own Alibaba in our Asia Pacific strategy.
Millicom (TIGO) (-28%, -1.38%; -21%, -0.99%), the Latin American cable company, was the largest detractor in the fourth quarter and a top detractor for the year. From the beginning of 2021 through November 12, Millicom’s price was down slightly. At that point, we thought this to be somewhat unjustified since 2021 cash flow was up and was in line with projections, and free cash flow was being allocated mostly to grow the cable business in double digits in terms of subscribers and revenues. Through that point of the year, our appraisal for all of Millicom had grown at a healthy clip. Then on November 12, TIGO announced a very important strategic acquisition: buying in the half of its Guatemala business which Millicom didn’t already own. It happened very quickly, and at a very attractive multiple; but because of the suddenness of the event, the TIGO balance sheet was not prepared for a cash-only purchase. So the company announced a debt deal for two-thirds of the purchase price and an equity rights offering for one-third. The rights offering can’t happen until 2021 year-end financials are completed in the first quarter of 2022, and this has created a severe “overhang.” There are plenty of bears on Millicom, on Latin America, on telecom, etc., who either don’t buy or who have shorted Millicom. Among the Millicom bulls, in our small sample of contacts, they are waiting for the rights offering to add to positions. Additionally, tax- loss selling probably exacerbated the stock price weakness late in the quarter. We believe that the accretion to our appraisal and to FCF per share, and as well as the strategic benefit of fully owning and consolidating the Guatemala business, makes this a very wise allocation of capital for Millicom. Additionally, company operations, especially cable, continue to perform very well. But we are paying a steep short-term price since the announcement.
Prosus (-22%, -1.22%; 5%, 0.24%), a global consumer internet group, was a top detractor for the year. Tencent (which accounts for 85% of Prosus’s NAV) has been impacted by slowing macro and China Tech regulatory headwinds. It reported relatively weak results in the third quarter, with revenues up 13% year-over-year (YOY) and adjusted operating profits up 7% YOY. Its online advertising business grew 5% YOY, much slower than 23% growth in prior quarter. The gaming business grew 7% YOY, which was better than the market feared, emphasizing its overseas growth potential and its efforts to control gaming by minors. Tencent’s fintech and cloud businesses posted solid growth and strengthened their competitiveness. Tencent recently announced a partial stake sale and distribution in specie in some of its associate companies, including SEA Limited and JD.com to reduce the discount to its net asset value (NAV). Meanwhile, Prosus’s global e-commerce portfolio reported strong results, with 53% growth in local currency driven by classifieds (+101%), food delivery (+86%), edtech (+51%) and payments (+44%). The IRR on these investments is more than 20%. The market is ascribing no value to this e-commerce portfolio (worth $49 billion per company disclosure), despite the company’s proven ability to build and grow the business. Post the value-accretive voluntary exchange offer for Naspers N shares into Prosus N shares in August 2021, the discount to NAV further widened in contrast to our initial expectation, primarily driven by negative sentiment around China tech stocks and increased supply of Prosus shares. We believe the current level of discount is unwarranted given the solid growth prospects for Tencent and the global e-commerce portfolio. Management is focused on narrowing the discount to NAV and has bought back over $11.5 billion in shares in the last 18 months.
Gree Electric Appliances (-33%, -1.22; -3%, -0.10%), the dominant air conditioner manufacturer in China, was a top detractor for the year. The Chinese home appliance industry had a strong recovery going into the first quarter of 2021. However, air conditioner shipment growth decelerated since April. Combined with commodity price inflation and concerns about margin pressure, the sector sold off since the second quarter. Although air conditioners rely less on the new housing market than kitchen appliances, the Chinese real estate slowdown in the second half nevertheless presented an overhang on sentiment. Gree has been focusing on strengthening its business and pushed ahead with its channel reform. By cutting out layers of traditional offline distribution and setting up online channels, Gree will be closer to the end retail customer and respond faster to consumers' changing needs. In April, Gree was awarded the Global Cooling Prize and demonstrated its technological superiority in this industry. On capital allocation, Gree initiated its first major share buyback program in 2020, ramped up the buyback pace after the sector sold off in 2021 and completed three consecutive share repurchase programs with a total purchase of just under 9% of the company. During the year, Gree also completed its first employee stock ownership plan, which will help to align the interests of the management and employees with those of shareholders.
Portfolio Activity
For the full year, we added five businesses (three in Europe and two in Asia) and sold five (four in Asia and one in Latin America). We opportunistically trimmed strong performers and added to some of our most compellingly discounted businesses. In the fourth quarter, we initiated two new European investments, which remain undisclosed as we continue to build out the positions. One is a German financial business, which is the low-cost operator in a structural growth market with significant room for market share gains and a management team that is heavily invested in the business. The second is an Italian company that we know well from existing and historical investments, and we had the rare opportunity to purchase the stock at a discount in the quarter. In addition to the sale of Alibaba discussed above, we also completed the sale of CK Asset, which we had trimmed earlier in the year. We believe property development will remain challenging in Hong Kong and China. CK Asset’s value growth had been disappointing over too long a period. Though still likely discounted versus a break-up value we do not see such a path as likely in this environment.
Southeastern Updates
The last two years have taught us to be more flexible to adjust to rapidly changing environmental factors and to allow for better work/life balance for our employees, while maintaining productivity levels and a connection to our central culture. We believe our established research network continues to provide us a clear competitive advantage.
We expanded our global research expertise and network with the addition of Will Allen, who joins in January 2022 as a Memphis-based Junior Analyst, and Julio Utrero, CFA, who joined this summer as a London-based Analyst. Will is a 2019 college graduate who brings experience at value investing firm International Value Advisors. Originally from Spain, Julio adds eight years’ experience of investing with a value focus in public and private equity in Europe and developing markets, as well as ESG expertise. Julio holds his CFA Certificate in ESG Investing and served on the ESG Committee in his last role at T. Rowe Price International Equities, and he has already been a valuable addition to Southeastern’s ESG committee.
In last year’s annual letter, we highlighted the importance of environmental, social and governance (ESG) factors – both in our research process and in how we run our business – and the steps we have taken to formalize our approach. In 2021, we published our first annual ESG Report, which we would encourage you to read to learn more about our approach. Over the last year, we have continued to make progress and set new goals in this rapidly developing area – we signed on as a supporter of the Task Force on Climate-Related Financial Disclosures (in addition to being a signatory to UNPRI and CA100+); the research team undertook external ESG training; we expanded our portfolio carbon footprint data monitoring and established a Southeastern-specific template for carbon footprint reporting; we committed to directly engaging with management teams on their carbon reporting and efforts to improve their environmental practices (with recent success from these efforts seen at DPG, Glanbia and EXOR, each of which set ambitious energy and emissions reductions goals, among others).
Another key area of focus has been fostering, cultivating and preserving a culture of diversity, equity and inclusion (DEI) at our firm, as well as engaging with our portfolio companies to better understand their approach to DEI and in some cases to push for increased diversity at a board and/or management level. As a small, lean firm with low employee turnover, we have looked for ways that we can partner with other organizations to help make a positive impact within our industry. In 2021, we partnered with the Notre Dame Institute for Global Investing via their Investment Management Access Program (IMAP – a program focused on improving diversity within the asset management industry) and Girls Who Invest (GWI – an organization that is helping transform the asset management industry by bringing more women into portfolio management and leadership).
In August 2021, we launched an exciting new initiative, Greenwood Pine Partners, a mission-driven, minority-owned investment management firm with initial funding from the Shelby County Retirement System in Tennessee. Greenwood Pine is 51% owned by Southeastern Senior Analyst and Principal Brandon Arrindell, who is African American and from Memphis. Brandon serves as both majority owner and portfolio manager for this US-focused, all-cap strategy employing Southeastern’s long-term, concentrated, engaged approach. The goal of the structure and partnership with Shelby County is to produce strong risk-adjusted returns while also wording to address the issue of minority underrepresentation in asset management. Where possible, Greenwood Pine seeks to partner with minority-owned, local service providers. Southeastern has pledged the proceeds derived from its 49% stake in the LLC to organizations that support under resourced communities.
Finally, we are always looking for ways to improve our communications with clients. Beginning next quarter, we will provide a Frequently Asked Questions-format podcast to allow you to hear directly from your portfolio managers. The audio format will have a transcript available and will be supported by a quarterly fund summary and a longer, more detailed annual letter at the end of the year. We will continue to highlight discussions with management teams and other ad hoc topics in the Price to Value Podcast with Southeastern Asset Management, with our newest episode coming in January, in which Staley Cates interviews Realogy CEO and President Ryan Schneider.
Outlook
The Fund is fully invested with a substantial list of on-deck opportunities. Despite recent underperformance, the high level of insider buying by locals, the vast underperformance of China and Hong Kong relative to other markets and the strong fundamentals of our high-quality businesses and aligned management partners give us significant confidence in our portfolio holdings. On the other hand, our top performers saw substantial value growth in the last year, meaning they remain attractively discounted with significant upside even after solid price appreciation in 2021. We believe the market trend of paying ever-higher multiples for revenue growth at the expense of profitability and reasonable multiples has led to a once-every-few-decades divergence in our portfolio vs. the index. This is most obvious in US markets, with valuations at elevated levels on nearly any metric. We believe that the US-dollar led, Federal Reserve-enabled, growth stock-leveraged, meme stock-fueled, speculative binge may have reached its peak. Monetary policy is now changing course, with the US Federal Reserve tapering bond purchases and signaling multiple rate hikes in 2022. Tech stocks are no longer outperforming, and the SPAC craze has begun to fizzle. As this trend turns, we feel strongly that non-US, non-USD, value-conscious, business quality-focused, owner-oriented investing in a concentrated, long-term manner is the place to be. We are confident that our concentrated portfolio comprising strong businesses, run by owner-operators, currently trading at high margins of safety will deliver significant outperformance in the years ahead.

Performance History (Unaudited)
International Fund
Comparison of Change in Value of $10,000 Investment
Since Inception October 26, 1998
Average Annual Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year	20 Year	Since Inception 10/26/1998
International Fund	-0.89%	6.28%	6.38%	4.65%	6.89%
MSCI EAFE Index	11.26	9.55	8.03	6.33	5.59
The index is unmanaged. Because the MSCI EAFE Index was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2021, the total expense ratio for the International Fund is 1.20% (gross) and 1.15% (net). The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.15% of average annual net assets. Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
International Fund
Portfolio Holdings at December 31, 2021
		Net Assets
Investments		92.8%
EXOR N.V.	7.8
Glanbia plc	5.7
Gruma, S.A.B. DE C.V.	5.6
Lazard Ltd	5.1
Domino's Pizza Group PLC	5.1
Prosus N.V.	5.0
Melco International Development Limited	4.9
LANXESS AG	4.7
Gree Electric Appliances, Inc. of Zhuhai	4.5
Accor S.A.	4.5
Compagnie Financiere Richemont SA (Common & Warrants)	4.3
Applus Services, S.A.	4.3
CK Hutchison Holdings Limited	4.2
Holcim Ltd	4.0
Millicom International Cellular S.A.	3.8
Premier Foods plc	3.7
Fairfax Financial Holdings Limited	3.7
WH Group Limited	3.3
Jollibee Foods Corporation	3.2
flatexDegiro AG	3.0
Great Eagle Holdings Limited	1.7
Juventus Football Club S.p.A.	0.7
Cash Reserves Net of Other Assets and Liabilities		7.2
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2021 through December 31, 2021
New Holdings	Quarter
Alibaba Group Holding Limited	1Q
flaxDegiro AG	3Q
Gree Electric Appliances, Inc. of Zhuhai	2Q
Juventus Football Club S.p.A.	4Q
Premier Foods plc	2Q
WH Group Limited	3Q

Eliminations
Alibaba Group Holding Limited	4Q
Baidu, Inc.	3Q
Becle, S.A.B. de C.V.	2Q
CK Asset Holdings Limited	4Q
MinebeaMitsumi Inc.	1Q

Portfolio of Investments
International Fund
Common Stocks
	Shares	Value	% of Net Assets
Capital Markets
flatexDegiro AG* (Germany)	1,664,256	$ 38,349,850	3.0%
Lazard Ltd - Class A(a) (United States)	1,499,630	65,428,857	5.1
		103,778,707	8.1
Chemicals
LANXESS AG (Germany)	975,451	60,525,028	4.7
Construction Materials
Holcim Ltd (Switzerland)	1,010,480	51,481,809	4.0
Diversified Financial Services
EXOR N.V. (Netherlands)	1,108,213	99,623,872	7.8
Entertainment
Juventus Football Club S.p.A.* (Italy)	22,404,397	8,800,055	0.7
Food Products
Glanbia plc (Ireland)	5,241,505	73,399,677	5.7
Gruma, S.A.B. DE C.V. (Mexico)	5,581,195	71,331,246	5.6
Premier Foods plc (United Kingdom)	31,574,381	47,780,529	3.7
WH Group Limited (Hong Kong)	66,572,022	41,748,650	3.3
		234,260,102	18.3
Hotels, Restaurants & Leisure
Accor S.A.* (France)	1,757,417	56,923,308	4.5
Domino's Pizza Group PLC (United Kingdom)	10,492,014	65,156,324	5.1
Jollibee Foods Corporation (Philippines)	9,660,860	40,998,384	3.2
Melco International Development Limited* (Hong Kong)	51,874,700	63,267,103	4.9
		226,345,119	17.7
Household Durables
Gree Electric Appliances, Inc. of Zhuhai (China)	9,812,446	57,011,599	4.5
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	8,336,000	53,773,403	4.2
Insurance
Fairfax Financial Holdings Limited (Canada)	96,518	47,531,177	3.7
Internet & Direct Marketing Retail
Prosus N.V. (Netherlands)	766,590	64,174,242	5.0
Professional Services
Applus Services, S.A. (Spain)	5,990,281	55,139,174	4.3
Real Estate Management & Development
Great Eagle Holdings Limited (Hong Kong)	7,799,840	21,806,402	1.7
Textiles, Apparel & Luxury Goods
Compagnie Financiere Richemont SA (Switzerland)	357,465	53,725,671	4.2
Wireless Telecommunication Services
Millicom International Cellular S.A.* (Sweden)	1,690,264	48,129,183	3.8
Total Common Stocks (Cost $1,048,950,633)		1,186,105,543	92.7
Warrants

Textiles, Apparel & Luxury Goods
Compagnie Financiere Richemont SA Warrants, exercise price $73.53, 11/22/23* (Switzerland) (Cost $0)	1,311,288	1,439,078	0.1
See Notes to Financial Statements.

Options Purchased
	Notional Amount	Value	% of Net Assets
Currency
Hong Kong Dollar Put, 3/25/22, with BNP Paribas, Strike Price $7.80 (Cost $658,750)	155,000,000	$ 217,000	0.0%
Short-Term Obligations
	Principal Amount
Repurchase agreement with State Street Bank, 0.00%, dated 12/31/21, due 01/03/22, Repurchase price $63,406,000 (Collateral: $64,674,205 U.S. Treasury Bond, 1.25% due 05/15/50, Par $76,151,500) (Cost $63,406,000)	63,406,000	63,406,000	4.9
Total Investments (Cost $1,113,015,383)		1,251,167,621	97.7
Other Assets (Liabilities), Net		28,904,562	2.3
Net Assets		$ 1,280,072,183	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
Country Weightings
Net Assets
Hong Kong	14.1%
Netherlands	12.8
United Kingdom	8.8
Switzerland	8.3
Germany	7.7
Ireland	5.7
Mexico	5.6
United States	5.1
China	4.5
France	4.5
Spain	4.3
Sweden	3.8
Canada	3.7
Philippines	3.2
Italy	0.7
Cash & Other	7.2
100.0%
Regional Weightings

See Notes to Financial Statements.

Management Discussion (Unaudited)
Global Fund
Longleaf Partners Global Fund added 3.00% in the fourth quarter versus MSCI World’s return of 7.77%. For the full year the Fund added 8.20%, while the MSCI World returned 21.82%. Approximately half the disappointing relative performance for the year stems from our exposure to overseas-listed China and Hong Kong. After a solid first half of absolute and relative returns, COVID lockdowns re-accelerated in the second half, and investor anxiety from several rounds of regulation in the Chinese technology, education, real estate and Macau gaming sectors created extreme volatility. Consumer Discretionary was by far the worst absolute and relative- performing sector, driven primarily by our China-exposed businesses. The Fund’s cash position, which averaged 11% over the course of the year but ended the period at approximately 5%, weighed on relative results. Although our relative underweight to the US and lack of exposure to the Information Technology businesses that dominated that market were a drag on relative performance, the majority of our North American stocks posted double-digit returns for the year. In a year that saw various times when the stock market acted like the pre-COVID, during-COVID and post-COVID “environments” (not necessarily in that order), the good news was that our two largest holdings – which we feel can thrive in all three of these environments – Lumen and EXOR, were among our top contributors for the year. We believe that both remain underappreciated by the market and offer significant upside from today’s discounted prices.
The team has been busy re-underwriting our businesses on a case-by-case basis. We draw upon insights from our extensive network of regional and industry experts, current and former investee company management teams and boards, asset management peers and clients to help inform our qualitative view. Although we believe that much of the China and Hong Kong markets have already been punished, creating some compelling bottom-up opportunities, we recognize that the macro events of 2021 will likely create long-term headwinds for many of the businesses there. In a challenging macro environment, we believe it is even more important to concentrate in your best ideas, where you truly know your businesses and the management teams at the helm.
China Update
China and Hong Kong were severely punished in the second half in the face of macro pressures and uncertainty. The MSCI Zhong Hua (ZH) index, a composite index comprising the MSCI China and Hong Kong indices, was down over 19% in 2021, underperforming its own 3- and 10-year average returns by approximately 26% and falling short of the MSCI EAFE, MSCI World and the S&P 500 by 30.5%, 41% and 47.7% respectively, reflecting the deep pessimism of investors towards China and the extremely strong performance of developed markets. US-China tensions, China property concerns, regulatory changes across the China education and technology sectors and Macau gaming license issues, on top of harsh COVID-induced border lockdowns, have all added to market volatility. The commentary from the 3Q letter detailing our interpretation of and response to these events remains pertinent.
In the fourth quarter, we saw an easing of some areas of uncertainty, including the potential for Chinese securities regulation of overseas-listed variable interest entities (VIE), a structure that has allowed Chinese companies to skirt a formal prohibition on foreign investment in internet services. Fears that this structure could be deemed illegal, wiping out the value of foreign investors’ holdings, were put to rest when the China Securities Regulatory Commission (CSRC) officially extended oversight of offshore listing to Chinese firms with VIE structures in late December. Additionally, fears subsided over drastic regulation of gaming in Macau, including the potential revocation of gambling licenses (as discussed in detail in our third quarter letter), when the Macau government published its final report on the public consultation on the Macau license re-tendering on December 23. Although the report was merely a summary of public opinions gathered during the consultation period and not a final position by the government, it was positive in many respects. After the end of the quarter, Macau casino stocks rallied after authorities confirmed the revised gaming laws would involve minimal changes to the original gaming license terms and would maintain six casino licenses for up to 13 years, providing long-awaited clarity. While the industry remains depressed in the face of COVID-related lockdowns, Macau is poised to rebound quickly as pent-up demand is likely to fuel a rapid return as borders ultimately re-open. Melco International, the holding company for Macau casino operator Melco Resorts, stands to win doubly, as a rebound can help close the historically wide (and in our view unjustified) discount between holdco and the underlying operating business.
Supporting the case that China and Hong Kong offer compelling valuations, we have seen historically high levels of insider purchase activity across the region (and within our portfolio companies) in the last two years. At a time of elevated uncertainty and investor panic, it's always reassuring to see what insiders — who have better access to information and policymakers than outside shareholders, especially in a market like China where transparency is lower and volatility is higher — are doing with their money. Insiders in Hong Kong are taking advantage of the dislocation in prices by buying significant amounts of their own companies. The number of applications to the Hong Kong Securities and Futures Commission for privatization and buybacks has increased significantly as market valuations became more attractive. In the last two months of the year, there was over 3x more insider buying than selling volume in the Hong Kong stock exchange, surpassing the levels seen in February 2020, when COVID first broke out in China.
Market Review
When we step back and look at the stocks that we do not own, we feel better than ever because finally too much ardor for the US market favorites is making many of them fall harder. This began happening this year in the small cap world, as first the SPAC market cooled off, then the IPO (initial public offering) market began cooling as well. We have now seen things changing for larger cap favorites, like Docusign falling over 40% in a day after a quarter that wasn’t all that bad, because it must be truly GREAT when you are trading near 20x revenues. This has led to a narrowing of market leadership yet again, with five large tech stocks essentially driving the S&P 500. While in the first four months of 2021, the equal-weighted S&P 500 outperformed the market-cap weighted index (indicating that a large number of stocks were rising), this quickly reverted in the latter half of the year, as the market-cap weighted S&P 500 outperformed its equal- weighted counterpart by 4% in the last eight months. While we hate sounding like a broken record and would love to own these market leaders at the right price, we must remind you of the rarity of living through a 5-10-year period in which the biggest got bigger/stronger and their growth rates didn’t decelerate as both history and most prudent discounted cash flow models (DCFs) would suggest they should. That doesn’t mean that they keep accelerating or stay at this growth rate forever (as their valuations need). More likely, it’s a longer way down when they fall. An “S Curve” does eventually flatten out and ultimately go down. Although we cannot say when it will happen, odds are very high that these companies will: 1) hit the law of large numbers; 2) see increasing regulation; and/or 3) compete against themselves, well-funded startups (some of which we now own at IAC and Prosus) and/or “traditional” companies that can get together and/or focus to deliver a superior product (for example, the powerful union of Discovery and Warner Brothers). We may be witnessing the beginning of this turn. As of January 6, 2022, approximately 40% of Nasdaq Composite Index companies have seen their market values cut in half or more from 52-week highs.
Bringing it all together at the micro level, the gap between “obvious quality” and “everything else” grew once again this year. As we have written before, quality is of paramount importance to us, but it must be “hidden quality,”

which the market is not yet paying for. We too are tired of the phrase “value vs. growth,” but we cannot help including the below chart that highlights the historically huge difference between these two categories:
Some of us are old enough to remember when the stock market as a whole had a price-to-earnings ratio (P/E) of 12x or less for extended periods of time!
All of us are old enough to remember the fears in the years leading up to COVID that everything was either going to stay private or go private. We believe that private equity and venture capital have a place in capitalism, but we have now seen how cyclical fears like this can be, as many more companies came public this year, expanding our universe in positive ways.

We also have seen plenty of IPO/SPAC craziness showing both that private players need public markets more than they admit and that there is more volatility embedded in these newer companies than a private quarterly mark might admit. As for how efficient both the private and public markets are, we would encourage you to really delve into some of those multi-hundred-page S1s for many of the newest public companies to see the huge gap between the last valuation at which the company was funded and/or granted shares to its executives and the often much higher price at which the company went public – Coinbase and Rivian are two prime examples.
Finally, we must talk about inflation/nominal/real interest rates. We are not here to predict or say that we need raging inflation. We were wrong to miss the COVID-driven- buying-of-goods-boom in the last year or so that we believe is much closer to its end than its beginning. A lot of these Goods companies we don’t own make up some of the lower next 12-month/last 12-month P/Es in the market (aka “traditional value stocks” that are often large weightings in a value index/ETF), but we are focused on longer- term earnings power and don’t need to play when this key metric is too hard to predict and/or potentially declining. Where we have felt more correct is focusing in on wage inflation not going away. The demographics and global trade patterns of the next 30+ years still look quite different than the last 30, so we expect inflation to be with us longer than some think. We have yet to talk with a company that expects wage growth to dramatically flatten out in 2022, and many are expecting continued mid-single-digit growth in the near term. We also believe that a positive real rate looks much more likely over the next 10 than the last 10 years as governments around the world step back from or at least no longer accelerate bond buying.
We see three potential broad nominal rate scenarios in 2022. In the first scenario, we are wrong, and rates go lower. In this environment, we expect to still deliver absolute returns (as we did this year) but might keep losing the relative game for a bit. In a second – we think most likely – scenario, rates go higher. In this environment, we believe we could win in multiple ways as market favorites at 25x+ P/Es have a long way to fall vs. our portfolio already at a roughly 10x multiple of growing free cash flow (FCF) power. We don’t need to see a dramatic jump in rates for this scenario to play out – even a small increase should be beneficial to our approach from both an absolute and relative perspective. In the final scenario, rates remain the same, and the second derivative of the curve (i.e., what the stock market typically reacts to and what investors care most about; whether things are accelerating, decelerating or flattening out) doesn’t get worse. In this environment, we would also expect to win both absolute and relative, but maybe not as much as in scenario two.
Contributors and Detractors
(2021 Investment return, 2021 Fund contribution; Q4 Investment return; Q4 Fund contribution)
Lumen (40%, 3.06%; 3%, 0.31%), the global fiber company, was the top contributor for the year. CEO Jeff Storey took two actions this year to substantially increase the business’s value and address the stock’s enormous discount (it trades below 35% of our appraisal value). First, during the third quarter, Lumen sold its Latin American fiber for a good price (9x EBITDA) and the weaker half of its US consumer business for an encouraging 5.5x EBITDA. Both multiples came in above our appraisals and demonstrate how cheap the consolidated Lumen RemainCo is today at less than 6x P/FCF and EV/EBITDA. The majority of Lumen’s remaining EBITDA comes from its US Enterprise and SMB segments, which grow faster than Lumen’s disposed LatAm fiber and are worth higher multiples. The weakest segment of the new Lumen, the western half of Consumer, is superior to the assets the company just sold for 5.5x EBITDA. Second, Storey quickly repurchased 7% of Lumen’s shares, adding meaningfully to value per share and free cash flow per share. When the dispositions close, proceeds will reduce debt meaningfully, putting net debt right at the company’s leverage ratio target even though that target was based on the prior, inferior business mix. We are pleased that our engagement since filing an amended 13D helped the company begin to deliver positive corporate actions. The market has fixated on the potential for another dividend cut, but Lumen’s FCF is more than sufficient to cover the $1/share payout while investing aggressively into high-return, edge-out capex to grow revenues.
Fairfax Financial Holdings (49%, 2.06%; 23%, 0.97%), the Canadian insurance and investments conglomerate, was the largest contributor in the fourth quarter and a top performer for the full year. We tendered approximately 20% of our position into the $1 billion tender offer share repurchase just executed at $500 per share - a 10% premium to the pre-buyback trading price. The repurchase is funded by selling 10% of subsidiary Odyssey Re at nearly 2x book value to a Canadian pension plan. Fairfax retains control of Odyssey, while the pension plan will benefit from the steady earnings and attractive pricing in the insurance market. Fairfax was a superb – if volatile at times – investment through our initial investment period of 2000 to 2015, compounding at 15% per year. Since we invested again in 2017, it has been less satisfying, but shareholder-friendly actions like this sale and large repurchase indicate that Chair and CEO Prem Watsa has not lost his touch. This year, written premiums have grown well, and Watsa is intelligently delevering the balance sheet with the free cash flow . Fairfax’s combined ratio was slightly unprofitable last quarter at 101%, due to Hurricane Ida and European flooding, but the underwriting is otherwise improving towards a normalized low-90s combined. Though Fairfax’s investments portfolio did not outperform this year, Watsa made the good decision to end the company’s costly hedging program. After appreciating significantly this year, Fairfax’s 45% stake in digital insurance unicorn Digit is now worth 10% of the company’s market capitalization. The stock should not continue to trade below book value with profitable underwriting, less debt and a growing investment portfolio. Watsa led a major repurchase effort this year to take advantage of the lingering price to value (P/V) discount. We are actively engaged with the company on several ESG topics. We believe that management is best in class and think Fairfax’s abysmal CCC rating by MSCI ESG should be higher. We have encouraged the company to improve its ratings agency engagement and to increase its environmental initiatives, including more transparent carbon footprint reporting and better incorporation of climate change risk assessment in the underwriting business.
Biogen (83%, 1.61%; 5%, 0.07%), a biotechnology company specializing in therapies for the treatment of neurological diseases, was a strong contributor before we exited the position in the first half. We began acquiring shares in January 2021, paying between 9- 11x FCF and a discount to our appraisal, even if the company’s promising drug pipeline turned out to be worth 0. After Biogen’s Alzheimer drug Aduhelm was approved in June, we quickly sold out after the stock’s price appreciated over 70% and briefly exceeded our appraisal of the value. We re-initiated a position in Biogen in December at a price below our original cost basis from January. The stock became very cheap once again after Aduhelm’s early sales disappointed due to its high initial cost before management correctly cut the price. We think Biogen’s core Multiple sclerosis (MS) and Biosimilars businesses are strong enough to create sustainable double-digit earnings per share (EPS) growth, even if Aduhelm and the entire Alzheimer’s program is worth zero. We also expect a board led by large shareholders to continue the company’s accretive repurchase, while considering other beneficial corporate actions.
Williams (39%, 1.46%; 2%, 0.16%), the leading North American pipeline company, was also a strong performer. Transco, the company’s flagship asset, grew revenues and EBITDA organically, but the performance of Williams’s Gulf of Mexico assets was held back by hurricanes. The company’s Northeast Gathering & Processing segment EBITDA increased 7% in an encouraging result. Williams is investing into a promising Wyoming wind project, while reducing emissions across all its legacy assets. Our appraisal of the consolidated value increased 14%, and the stock trades under an 80% P/V with minimal cyclicality and steady FCF, combined with an increased ability and willingness to repurchase shares.
MGM Resorts (42%, 1.43%; 4%, 0.23%), the casino and online gaming company, was another strong performer. The company’s third quarter Las Vegas revenues grew massively over 2020, approaching within 8% of 2019 levels despite some lingering COVID restrictions. MGM has gained nearly 10 percentage points of Vegas Strip market share since 2019, an extraordinary achievement for CEO Bill Hornbuckle, who has also done a terrific job controlling corporate costs. Though its current Las Vegas margins are unsustainably high at 39%, MGM’s Vegas EBITDA should grow steadily from this year’s $1.6 billion as national reopening boosts travel in the next year(s). MGM’s regional casinos are now exceeding their 2019 EBITDA levels as well, while MGM’s digital iGaming revenues grew 17% sequentially for an excellent 32% market share. MGM repurchased shares at a 13% annualized pace during the last quarter at a $40 average price, while our growing value is now approaching $60. MGM acquired the Cosmopolitan, a “tuck-in” casino with achievable synergies, at a reasonable price and recently announced the sale of the Mirage for a headline price over $1billion, well above our appraisal for the asset. We are delighted with the progress of this management team and business over the last two years.
CNX Resources (27%, 1.33%; 9%, 0.43%), the Appalachian natural gas producer, was another top contributor. With higher strip gas prices, another strong year of FCF and a 13% annualized repurchase pace last quarter, our appraisal of the value increased over 20%. However, the company’s conservative hedging program that has helped it withstand prior bear markets also held back earnings growth this year. The board, led by chairman Will Thorndike, recently authorized another $1 billion of repurchase, representing nearly one third of outstanding shares at today’s price. Despite higher absolute FCF than Appalachian comps with inferior inventory positions, CNX trades at less than half of their enterprise values.
Melco International (-38%, -2.00%; 3%, 0.09%), the Macau casino and resort operator, was the top detractor for the year. Macau does not have a domestic market and heavily relies on cross-border tourism (primarily with mainland China), so the recovery remains dependent on the border reopening progress, which continues to get pushed back due to China’s zero-COVID policy. As discussed above, the entire sector also took a beating when the Macau government announced its plans in September to kick off a 45-day consultation period for amendments to the gaming law in preparation for the license renewal process for Macau casino operators. Additionally, the intensified scrutiny on VIP junket business, culminating in the arrest of the founder of the biggest junket operator Suncity in the fourth quarter, further soured investor sentiment. As we saw in January 2022, the license renewal process is playing out roughly as expected, and there is nothing we have seen in the recently announced laws that warrant a material impact on the value. As for the VIP crackdown, this has been an ongoing theme since 2013 when Xi Jinping became the President of the PRC. Junket VIP represent a single digit % of Macau EBITDA and will not have material impact on the earnings power of the industry or at our holding in Melco. Our investment in Melco is underwritten by growth prospects of Mass Gaming demand. Mass-led recovery has been delayed due to severe border restrictions between China, Hong Kong and Macau, and we are confident that when restrictions are eased, we will see earnings and stock price recovery in short order. Our view is that the common prosperity has already occurred in Macau. The six concessionaires provide 40% of their revenue in taxes to the government. The Macau gaming industry contributes 70-80% of the government's tax revenue, over 55% of gross domestic product (GDP), and is the largest employer in Macau. Most Macanese are in a much better economic position due to the gaming industry, and we believe that the government would rather have gambling activity in a place they control, rather than occurring in other parts of southeast Asia. Post the sell down, we have seen insiders at two local operators buying shares, echoing our view that Macau shares are deeply undervalued and will be the major beneficiary of the re- opening.
Millicom (TIGO) (-28%, -1.46%; -21%, -1.04%), the Latin American cable company, was the largest detractor in the fourth quarter and a top detractor for the year. From the beginning of 2021 through November 12, Millicom’s price was down slightly. At that point, we thought this to be somewhat unjustified since 2021 cash flow was up and was in line with projections, and free cash flow was being allocated mostly to grow the cable business in double digits in terms of subscribers and revenues. Through that point of the year, our appraisal for all of Millicom had grown at a healthy clip. Then on November 12, TIGO announced a very important strategic acquisition: buying in the half of its Guatemala business which Millicom didn’t already own. It happened very quickly, and at a very attractive multiple; but because of the suddenness of the event, the TIGO balance sheet was not prepared for a cash-only purchase. So the company announced a debt deal for two-thirds of the purchase price and an equity rights offering for one-third. The rights offering can’t happen until 2021 year-end financials are completed in the first quarter of 2022, and this has created a severe “overhang.” There are plenty of bears on Millicom, on Latin America, on telecom, etc., who either don’t buy or who have shorted Millicom. Among the Millicom bulls, in our small sample of contacts, they are waiting for the rights offering to add to positions. Additionally, tax- loss selling probably exacerbated the stock price weakness late in the quarter. We believe that the accretion to our appraisal and to FCF per share, and as well as the strategic benefit of fully owning and consolidating the Guatemala business, makes this a very wise allocation of capital for Millicom. Additionally, company operations, especially cable, continue to perform very well. But we are paying a steep short-term price since the announcement.
Prosus (-22%, -1.00%; 5%, 0.35%), a global consumer internet group, was a top detractor for the year. Tencent (which accounts for 85% of Prosus’ net asset value (NAV)) has been impacted by slowing macro and China Tech regulatory headwinds. It reported relatively weak results in the third quarter, with revenues up 13% year-over- year (YOY) and adjusted operating profits up 7% YOY. Its online advertising business grew 5% YOY, much slower than 23% growth in prior quarter. The gaming business grew 7% YOY, which was better than the market feared, emphasizing its overseas growth potential and its efforts to control gaming by minors. Tencent’s fintech and cloud businesses posted solid growth and strengthened their competitiveness. Tencent recently announced a partial stake sale and distribution in specie in some of its associate companies, including SEA Limited and JD.com in an effort to reduce the discount to its NAV. Meanwhile, Prosus’ global e-commerce portfolio reported strong results, with 53% growth in local currency driven by classifieds (+101%), food delivery (+86%), edtech (+51%) and payments (+44%). The IRR on these investments is more than 20%. The market is ascribing no value to this e-commerce portfolio (worth $49 billion per company disclosure), despite the company’s proven ability to build and grown the business. Post the value-accretive voluntary exchange offer for Naspers N shares into Prosus N shares in August 2021, the discount to NAV further widened in contrast to our initial expectation, primarily driven by negative sentiment around China tech stocks and increased supply of Prosus shares. We believe the current level of discount is unwarranted given the solid growth prospects for Tencent and the global e- commerce portfolio. Management is focused on narrowing the discount to NAV and has bought back over $11.5 billion in shares in the last 18 months, and Tencent has increased its share repurchase after quarter end.
Gree Electric Appliances (-34%, -0.93%; -3%, -0.08%), the dominant air conditioner manufacturer in China, was also a detractor for the year. The Chinese home appliance industry had a strong recovery going into the first quarter of 2021. However, air conditioner shipment growth decelerated since April. Combined with commodity price inflation and concerns about margin pressure, the sector sold off since the second quarter. Although compared to kitchen appliances, air conditioners rely less on the new housing market than kitchen appliances, the Chinese real estate slowdown in the second half nevertheless presented an overhang on sentiment. Gree has been focusing on strengthening its business and pushed ahead with its channel reform. By cutting out layers of traditional offline distribution and setting up online channels, Gree will be closer to the end retail customer and respond faster to consumers' changing needs. In April, Gree was awarded the Global Cooling Prize and demonstrated its technological superiority in this industry. On capital allocation, Gree initiated its first major share buyback program in 2020, ramped up the buyback pace after the sector sold off in 2021 and completed three consecutive share repurchase programs with a total purchase of just under 9% of the company.
Portfolio Activity
The disconnect between what drove the market and what we find to be compelling, high-quality businesses widened in the second half, allowing us to get the Fund more fully invested, even as we exited a few positions where our case had changed. We initiated three new holdings in the quarter (nine over the course of the year), which we are still building to various degrees. We exited Comcast as it neared its appraisal and sold our small position in Ferrovial after not getting a large enough stake. We sold Holcim, WH Group and Credit Suisse to fund the more attractive opportunities discussed above. While we still find Holcim and WH Group undervalued in absolute terms and owners of good assets, qualitative developments at both led to us prioritizing other investments in our Global portfolios. After taking an initial, smaller position in Credit Suisse earlier in the year, we ended up selling. We felt like we were getting a free shot at a potential turnaround at this controversial name. However, when more work from our team failed to confirm our initial thesis (especially that a more dramatic shift away from a balance sheet-heavy approach wasn’t going to happen as soon as we first thought possible), we stuck to our process and sold at essentially breakeven vs. our cost.
After beginning the year at 15%, our cash position ended the year at 5%. Our on-deck list remains strong, and, thanks to solid value growth across the portfolio, most of the companies are trading in the mid-70s% or lower of their appraisal, meaning the margin of safety and potential upside for the portfolio, which trades at a price-to-value in the low-60s%, is very high.
Southeastern Updates
The last two years have taught us to be more flexible to adjust to rapidly changing environmental factors and to allow for better work/life balance for our employees, while maintaining productivity levels and a connection to our central culture. We believe our established research network continues to provide us a clear competitive advantage. We expanded our global research expertise and network with the addition of Will Allen, who joins in January 2022 as a Memphis-based Junior Analyst, and Julio Utrero, CFA, who joined this summer as a London-based Analyst. Will is a 2019 college graduate who brings experience at value investing firm International Value Advisors. Originally from Spain, Julio adds eight years’ experience of investing with a value focus in public and private equities in Europe and developing markets, as well as ESG expertise. Julio holds his CFA Level 4 Certificate in ESG Investing and served on the ESG Committee in his last role at T. Rowe Price International Equities, and he has already been a valuable addition to Southeastern’s ESG committee.
In last year’s annual letter, we highlighted the importance of environmental, social and governance (ESG) factors – both in our research process and in how we run our business – and the steps we have taken to formalize our approach. In 2021, we published our first annual ESG Report, which we would encourage you to read to learn more about our approach. Over the last year, we have continued to make progress and set new goals in this rapidly developing area – we signed on as a supporter of the Task Force on Climate-Related Financial Disclosures (in addition to being a signatory to UNPRI and CA100+); the research team undertook external ESG training; we expanded our portfolio carbon footprint data monitoring and established a Southeastern-specific template for carbon footprint reporting; we committed to directly engaging with management teams on their carbon reporting and efforts to improve their environmental practices (with recent success from these efforts seen at General Electric, supported a shareholder resolution to report Scope 3 emissions and set near- term emissions reduction goals ahead of its 2030 net zero target, and CNX Resources, which was recently named one of three 2021 Energy ESG E&P Top Performers by Hart Energy, among others).
Another key area of focus has been fostering, cultivating and preserving a culture of diversity, equity and inclusion (DEI) at our firm, as well as engaging with our portfolio companies to better understand their approach to DEI and in some cases to push for increased diversity at a board and/or management level. As a small, lean firm with low employee turnover, we have looked for ways that we can partner with other organizations to help make a positive impact within our industry. In 2021, we partnered with the Notre Dame Institute for Global Investing via their

Investment Management Access Program (IMAP – a program focused on improving diversity within the asset management industry) and Girls Who Invest (GWI – an organization that is helping transform the asset management industry by bringing more women into portfolio management and leadership).
In August 2021, we launched an exciting new initiative, Greenwood Pine Partners, a mission-driven, minority-owned investment management firm with initial funding from the Shelby County Retirement System in Tennessee. Greenwood Pine is 51% owned by Southeastern Senior Analyst and Principal Brandon Arrindell, who is African American and from Memphis. Brandon serves as both majority owner and portfolio manager for this US-focused, all-cap strategy employing Southeastern’s long-term, concentrated, engaged approach. The goal of the structure and partnership with Shelby County is to produce strong risk-adjusted returns while also working to address the issue of minority underrepresentation in asset management. Where possible, Greenwood Pine seeks to partner with minority-owned, local service providers. Southeastern has pledged the proceeds derived from its 49% stake in the LLC to organizations that support under resourced communities.
Finally, we are always looking for ways to improve our communications with clients. Beginning next quarter, we will provide a Frequently Asked Questions-format podcast to allow you to hear directly from your portfolio managers. The audio format will have a transcript available and will be supported by a quarterly fund summary and a longer, more detailed annual letter at the end of the year. We will continue to highlight discussions with management teams and other ad hoc topics in the Price to Value Podcast with Southeastern Asset Management, with our newest episode coming in January, in which Staley Cates interviews Realogy CEO and President Ryan Schneider.
Outlook
Despite recent underperformance, the solid results at a strong majority of our investees and the high quality of our carefully selected China and Hong Kong investments give us significant confidence in our portfolio holdings. Our top performers saw substantial value growth in the last year, meaning they remain attractively discounted with significant upside even after solid price appreciation in 2021.
We spent much of this letter exploring the current environment and what it has meant/will mean for our portfolio. We have lived through many different macro environments in many different regions throughout these periods, and we have found that opportunity is not often where it feels the easiest. We have heard from many clients and prospects this year who (very understandably) want to know what will be the “right environment” for our portfolios to outperform. As conventional wisdom becomes more about trading in and out of ETFs instead of analyzing bottom-up value per share growth, we understand the pressure that investment committees face and the frustration of not knowing when our relative performance will turn. We would caution, however, that nailing the chained probability of both what the next environment will be and how we will do in it is very hard.
Our 46+ year performance history shows that there is never a predictable pattern, but the historical context makes us believe even more strongly in our odds from here. Southeastern was founded in 1975 amid a period of historically high inflation, with US interest rates rising to nearly 20%. From the official start of Southeastern’s US large cap composite in January 1980, we outperformed the market in eight out of the nine following years. We expect that we would do well again with more rate volatility going forward. We did less well relatively in the 1990s and 2010s when interest rates declined, even if we did deliver solid absolute returns on the stocks that we picked in those timeframes. This seems like the least likely scenario out of the three described above, since rates are already so low. At the very least, we believe we would be more fully invested in a scenario like this, judging by our improved productivity, current portfolios and on-deck list. We did well in the 2000s pre-GFC with relatively flat interest rates (note that the US 10-year treasury stayed in a tight band around 5% during that almost 10-year period), which we could see happening again (but probably less likely than increasing rates), so that is also encouraging.
While looking to our history doesn’t give us the answer of when the current environment will turn, it does allow us to learn from the past and improve over time. When we add up the three broad types of environments above, we see a healthy “2.5 out of 3” in which we win. We are confident that our concentrated portfolio comprising strong businesses, run by owner-operators, currently trading at high margins of safety will deliver significant outperformance in the years ahead. We think 2021 had many positive signs that the future is bright, and we look forward to sharing it with you.

Performance History (Unaudited)
Global Fund
Comparison of Change in Value of $10,000 Investment
Since Inception December 27, 2012
Average Annual Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	Since Inception 12/27/2012
Global Fund	8.20%	7.40%	6.68%
MSCI World Index	21.82	15.03	12.37
The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2021, the total expense ratio for the Global Fund is 1.33% (gross) and 1.15% (net). The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.15% of average annual net assets. Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Global Fund
Portfolio Holdings at December 31, 2021
		Net Assets
Investments		95.5%
Lumen Technologies, Inc.	11.4
EXOR N.V.	9.2
FedEx Corporation	6.2
General Electric Company	5.5
Discovery Communications, Inc.	5.2
Millicom International Cellular S.A.	5.2
IAC/InterActiveCorp	4.9
Prosus N.V.	4.8
CK Hutchison Holdings Limited	4.7
CNX Resources Corporation	4.7
MGM Resorts International	4.6
Melco International Development Limited	4.1
Fairfax Financial Holdings Limited	3.5
Biogen Inc.	3.4
Accor S.A.	3.2
Affiliated Managers Group, Inc.	3.0
The Williams Companies, Inc.	2.9
Hyatt Hotels Corporation	2.6
Mattel, Inc.	2.5
Gree Electric Appliances, Inc. of Zhuhai	2.5
Fiserv, Inc.	1.4
Cash Reserves Net of Other Assets and Liabilities		4.5
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2021 through December 31, 2021
New Holdings	Quarter
Biogen Inc.	1Q & 4Q
Credit Suisse Group AG	2Q
Discovery Communications, Inc.	3Q
Ferrovial S.A.	1Q
Fiserv, Inc.	4Q
Gree Electric Appliances, Inc. of Zhuhai	2Q
IAC/InterActiveCorp	3Q
Mattel, Inc.	4Q
WH Group Limited	3Q

Eliminations
Biogen Inc.	2Q
CK Asset Holdings Limited	1Q
Comcast Corporation	4Q
Credit Suisse Group AG	4Q
DuPont de Nemours, Inc.	1Q
Ferrovial S.A.	4Q
Holcim Ltd.	4Q
MinebeaMitsumi Inc.	1Q
WH Group Limited	4Q

Portfolio of Investments
Global Fund
Common Stocks
	Shares	Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation (United States)	82,345	$ 21,297,711	6.2%
Biotechnology
Biogen Inc.* (United States)	49,034	11,764,237	3.4
Capital Markets
Affiliated Managers Group, Inc. (United States)	62,900	10,347,679	3.0
Diversified Financial Services
EXOR N.V. (Netherlands)	349,467	31,415,672	9.2
Diversified Telecommunication Services
Lumen Technologies, Inc. (United States)	3,122,154	39,183,033	11.4
Hotels, Restaurants & Leisure
Accor S.A.* (France)	344,175	11,147,940	3.2
Hyatt Hotels Corporation - Class A* (United States)	94,162	9,030,136	2.6
Melco International Development Limited* (Hong Kong)	11,417,388	13,924,804	4.1
MGM Resorts International (United States)	349,035	15,664,691	4.6
		49,767,571	14.5
Household Durables
Gree Electric Appliances, Inc. of Zhuhai (China)	1,473,942	8,563,797	2.5
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	2,520,529	16,259,288	4.7
General Electric Company (United States)	198,416	18,744,359	5.5
		35,003,647	10.2
Insurance
Fairfax Financial Holdings Limited (Canada)	24,525	12,073,901	3.5
Interactive Media & Services
IAC/InterActiveCorp * (United States)	128,221	16,759,767	4.9
Internet & Direct Marketing Retail
Prosus N.V. (Netherlands)	197,456	16,529,813	4.8
IT Services
Fiserv, Inc.* (United States)	44,922	4,662,454	1.4
Leisure Products
Mattel, Inc.* (United States)	399,290	8,608,692	2.5
Media
Discovery Communications, Inc. - Class C* (United States)	784,892	17,974,027	5.2
Oil, Gas & Consumable Fuels
CNX Resources Corporation* (United States)	1,161,253	15,967,229	4.7
The Williams Companies, Inc. (United States)	381,585	9,936,473	2.9
		25,903,702	7.6
Wireless Telecommunication Services
Millicom International Cellular S.A.* (Sweden)	627,903	17,879,135	5.2
Total Common Stocks (Cost $289,926,244)		327,734,838	95.5
Options Purchased
	Notional Amount
Currency
Hong Kong Dollar Put, 3/25/22, with BNP Paribas, Strike Price $7.80 (Cost $80,750)	19,000,000	26,600	0.0
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 0.00%, dated 12/31/21, due 01/03/22, Repurchase price $13,680,000 (Collateral: $13,953,636 U.S. Treasury Bond, 3.63% due 08/15/43, Par $10,666,900) (Cost $13,680,000)	13,680,000	$ 13,680,000	4.0%
Total Investments (Cost $303,686,994)		341,441,438	99.5
Other Assets (Liabilities), Net		1,885,805	0.5
Net Assets		$343,327,243	100.0%

*	Non-income producing security.
Country Weightings
Net Assets
United States	58.2%
Netherlands	14.0
Hong Kong	8.8
Sweden	5.2
Canada	3.5
France	3.2
China	2.5
Cash & Other	4.6
100.0%
Regional Weightings

See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2021
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets:
Non-affiliated investments in securities, at value (Cost $1,427,471,190, $1,061,405,393, $1,049,609,383, $290,006,994, respectively)	$ 1,664,941,455	$ 1,250,221,442	$ 1,187,761,621	$ 327,761,438
Affiliated investments, at value (Cost $0, $464,852,653, $0, $0, respectively)	—	482,217,747	—	—
Repurchase agreements, at value (Cost $130,691,000, $110,783,000, $63,406,000 and $13,680,000, respectively)	130,691,000	110,783,000	63,406,000	13,680,000
Cash	13,753,099	217	14,471,885	2,702,331
Receivable from:
Fund shares sold	217,476	148,355	159,398	2,900
Dividends and interest	787,545	2,828	—	15,873
Securities sold	14,060,837	—	14,796,145	2,762,776
Investment Counsel	281,947	—	—	42,913
Foreign tax reclaims	—	358,118	1,174,232	40,546
Other assets	41,759	45,166	33,394	8,484
Total Assets	1,824,775,118	1,843,776,873	1,281,802,675	347,017,261
Liabilities:
Payable for:
Fund shares redeemed	1,928,571	537,035	178,387	—
Securities purchased	19,065,620	11,921,570	—	3,274,749
Investment Counsel fee	1,208,504	1,266,089	1,161,404	322,555
Administration fee	149,810	154,723	110,096	28,672
Other accrued expenses	217,757	175,592	280,605	64,042
Total Liabilities	22,570,262	14,055,009	1,730,492	3,690,018
Net Assets	$ 1,802,204,856	$ 1,829,721,864	$ 1,280,072,183	$ 343,327,243
Net assets consist of:
Paid-in capital	$ 1,542,452,851	$ 1,947,109,498	$ 1,172,228,753	$ 303,575,987
Total distributable earnings (losses)	259,752,005	(117,387,634)	107,843,430	39,751,256
Net Assets	$1,802,204,856	$1,829,721,864	$1,280,072,183	$343,327,243
Net asset value per share	$ 24.81	$ 26.30	$ 17.11	$ 13.34
Fund shares issued and outstanding (unlimited number of shares authorized, no par value)	72,650,571	69,558,147	74,814,666	25,730,835
See Notes to Financial Statements.

Statements of Operations
For the Year Ended December 31, 2021
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income:
Dividends from non-affiliates (net of foreign tax withheld of $337,466, $317,631, $1,258,288, $149,708, respectively)	$ 30,286,645	$ 24,394,080	$ 22,094,030	$ 6,420,841
Dividends from affiliates	—	6,295,707	—	—
Total Investment Income	30,286,645	30,689,787	22,094,030	6,420,841
Expenses:
Investment Counsel fee	14,767,367	15,666,621	13,231,905	4,145,943
Administration fee	1,835,649	1,955,549	1,359,101	368,528
Transfer agent fees and expenses	1,066,428	581,018	534,644	82,970
Trustees’ fees and expenses	297,647	325,096	211,890	60,368
Custodian fees and expenses	96,618	58,125	265,814	53,786
Other	281,051	397,385	302,768	108,936
Total Expenses	18,344,760	18,983,794	15,906,122	4,820,531
Expenses waived and/or reimbursed	(3,842,873)	(214,671)	(255,934)	(581,075)
Net expenses	14,501,887	18,769,123	15,650,188	4,239,456
Net Investment Income	15,784,758	11,920,664	6,443,842	2,181,385
Realized gain (loss) and unrealized appreciation (depreciation):
Net Realized Gain (Loss):
Non-affiliated securities	163,943,578	77,047,557	67,241,166	23,888,664
Affiliated securities	—	(41,280,281)	—	—
Forward currency contracts	—	—	(2,489,459)	—
Foreign currency transactions	(2,516)	22,921	(440,213)	(152,865)
Net Realized Gain	163,941,062	35,790,197	64,311,494	23,735,799
Change in Unrealized Appreciation (Depreciation):
Non-affiliated securities	199,040,601	72,513,883	(102,949,626)	1,956,710
Affiliated securities	—	84,137,856	—	—
Forward currency contracts	—	—	1,642,940	—
Foreign currency transactions	—	(26,193)	(60,404)	(2,821)
Net Change in Unrealized Appreciation (Depreciation)	199,040,601	156,625,546	(101,367,090)	1,953,889
Net Realized and Unrealized Gain (Loss)	362,981,663	192,415,743	(37,055,596)	25,689,688
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 378,766,421	$ 204,336,407	$ (30,611,754)	$27,871,073
See Notes to Financial Statements.

Statements of Changes in Net Assets
	Partners Fund		Small-Cap Fund
	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2021	2020	2021	2020
Operations:
Net investment income	$ 15,784,758	$ 18,120,051	$ 11,920,664	$ 19,553,203
Net realized gain (loss) from investments and foreign currency transactions	163,941,062	41,571,618	35,790,197	(268,822,690)
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	199,040,601	65,950,094	156,625,546	97,562,753
Net increase (decrease) in net assets resulting from operations	378,766,421	125,641,763	204,336,407	(151,706,734)
Distributions to Shareholders:
Distributions before tax return of capital	(132,876,305)	(66,866,678)	(14,996,985)	(102,858,567)
Tax return of capital distributions	—	—	—	(1,248,739)
Total distributions	(132,876,305)	(52,027,624)	(14,996,985)	(104,107,306)
Capital Share Transactions:
Net proceeds from sale of shares	31,840,796	71,433,738	93,953,226	213,617,925
Reinvestment of shareholder distributions	121,853,989	48,838,078	13,776,200	97,141,867
Cost of shares redeemed	(252,690,701)	(336,367,590)	(304,065,587)	(1,543,214,273)
Net increase (decrease) in net assets from fund share transactions	(98,995,916)	(216,095,774)	(196,336,161)	(1,232,454,481)
Total increase (decrease) in net assets	146,894,200	(142,481,635)	(6,996,739)	(1,488,268,521)
Net Assets:
Beginning of year	1,655,310,656	1,797,792,291	1,836,718,603	3,324,987,124
End of year	$ 1,802,204,856	$1,655,310,656	$1,829,721,864	$ 1,836,718,603
Capital Share Transactions:
Issued	1,254,254	4,395,426	3,529,734	10,848,821
Reinvested	5,151,744	2,280,163	524,808	4,102,451
Redeemed	(9,946,781)	(19,044,530)	(11,511,273)	(74,930,010)
Net increase (decrease) in shares outstanding	(3,540,783)	(12,368,941)	(7,456,731)	(59,978,738)
See Notes to Financial Statements.

	International Fund		Global Fund
	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2021	2020	2021	2020
Operations:
Net investment income	$ 6,443,842	$ 5,012,026	$ 2,181,385	$ 2,004,138
Net realized gain (loss) from investments and foreign currency transactions	64,311,494	(66,043,518)	23,735,799	7,451,458
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(101,367,090)	20,186,519	1,953,889	12,746,741
Net increase (decrease) in net assets resulting from operations	(30,611,754)	(40,844,973)	27,871,073	22,202,337
Distributions to Shareholders:
Total distributions	(8,589,182)	(5,647,816)	(23,396,030)	(9,951,569)
Capital Share Transactions:
Net proceeds from sale of shares	338,868,451	164,262,799	5,785,930	72,277,055
Reinvestment of shareholder distributions	7,058,972	5,164,164	21,157,121	8,794,708
Cost of shares redeemed	(192,816,901)	(305,548,470)	(30,711,457)	(39,338,939)
Net increase (decrease) in net assets from fund share transactions	153,110,522	(136,121,507)	(3,768,406)	41,732,824
Total increase (decrease) in net assets	113,909,586	(182,614,296)	706,637	53,983,592
Net Assets:
Beginning of year	1,166,162,597	1,348,776,893	342,620,606	288,637,014
End of year	$1,280,072,183	$ 1,166,162,597	$343,327,243	$ 342,620,606
Capital Share Transactions:
Issued	18,379,762	11,922,569	400,455	6,862,453
Reinvested	413,531	298,507	1,646,154	667,876
Redeemed	(11,059,759)	(21,416,711)	(2,160,139)	(3,572,736)
Net increase (decrease) in shares outstanding	7,733,534	(9,195,635)	(113,530)	3,957,593
See Notes to Financial Statements.

Notes to Financial Statements
Note 1.  Organization
Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.
Note 2.  Significant Accounting Policies
The Funds follow the accounting and reporting guidance in FASB Accounting Standards Codification 946.
Management Estimates
The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”); these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.
Security Valuation
The following is a description of the valuation techniques applied to the Funds' investments (see also Note 7. Fair Value Measurements).
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price, and categorized as Level 1 of the fair value hierarchy. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close, and categorized as Level 2.
In the case of bonds and other fixed income securities, valuations are furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. Such securities are categorized as Level 2.
When market quotations are not readily available, valuations of portfolio securities are determined in accordance with procedures established by and under the general supervision of the Funds' Board of Trustees (the “Board”). In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed. Such securities are categorized as either Level 2 or 3.
Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds' Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Such securities are categorized as Level 2.
The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If country specific (i.e. natural disaster, economic or political developments), issuer specific (i.e. earnings report, merger announcement), or U.S. markets-specific (i.e. significant movement in U.S. markets that would likely affect the value of foreign securities) events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued by the Board using observable data (i.e. trading in depository receipts) or using an external pricing service approved by the Board. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. Such securities are categorized as Level 2.
Security Transactions
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships ("MLPs") in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.
The Funds’ investments in debt securities may contain payment-in-kind ("PIK") interest provisions. PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Funds generally cease accruing PIK interest if there is insufficient value to support the accrual or if the Funds do not expect the underlying company to be able to pay all principal and interest due.
Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Federal Income Taxes
The Funds' policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. Reclassifications are made within the Funds' capital accounts for permanent book and tax basis differences.
The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2018 through 2021), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds did not incur any interest or penalties during the period.
Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily. The Funds do not isolate the portion of net realized and unrealized gains or losses in security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying securities.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.
Options
The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated, on expiration date, as realized losses on investments.
The market value of exchange traded options is the last sales price, and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) options are valued at the mean of their closing bid and ask prices supplied by the counterparty in accordance with fair value procedures established by and under the general supervision of the Funds' Trustees, and are categorized in Level 2 of the fair value hierarchy.
Risk of Options
Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing OTC options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.
Forward Currency Contracts
The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service, and are categorized in Level 2 of the fair value hierarchy. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.
Risk of Forward Currency Contracts
Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.
Counterparty Risk and Collateral
The Funds have entered into collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds' custodian bank and is comprised of assets specific to each agreement.

Risks Associated with Health Crises
An outbreak of respiratory disease caused by a novel COVID-19 was first detected in China in December 2019 and subsequently spread internationally. COVID-19 has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this COVID-19 may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund. Please see the Funds’ prospectus for a complete discussion of these and other risks.
Note 3.  Investment Counsel Agreement and Other Transactions with Affiliates
Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule:
Partners Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
Small-Cap Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
International Fund	1.10% on first $500 million of average net assets 0.90% in excess of $500 million
Global Fund	1.125% on first $500 million of average net assets 1.00% in excess of $500 million
Investment Counsel fees payable at December 31, 2021 were $1,208,504, $1,266,089, $1,161,404, and $322,555 for Partners Fund, Small-Cap Fund, International Fund, and Global Fund, respectively.
Southeastern has contractually committed to waive fees and/or reimburse expenses so that each Fund's annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) do not exceed the following:
Partners Fund	0.79%
Small-Cap Fund	0.95*
International Fund	1.15
Global Fund	1.15

*	Prior to September 1, 2021, the Small-Cap Fund expense limit was 1.50% of average annual net assets.
During the period ended December 31, 2021, Southeastern waived and/or reimbursed $3,842,873, $214,671, $255,934 and $581,075 expenses of Partners Fund, Small-Cap Fund, International Fund and Global Fund, respectively. At December 31, 2021, Investment Counsel fees receivable were $281,947 and $42,913 for Partners Fund and Global Fund, respectively. The Partners Fund and Small-Cap Fund fee-waiver agreements are in effect through at least October 31, 2022, and April 30, 2023, respectively. The International Fund and Global Fund fee-waiver agreements do not have a limited term. These agreements may not be terminated without Board approval.
Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets, and are included in Administration fees on the Statements of Operations.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until resignation or removal. “Independent Trustees,” meaning those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“1940 Act”) of the Trust, each receives annual compensation of $150,000 from the Trust, paid in four equal quarterly installments. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings. One Trustee of the Trust is an employee of Southeastern.
Note 4.  Investment Transactions
Purchases and sales of investment securities for the period ended December 31, 2021 (excluding short-term and U.S. government obligations) are summarized below:
	Purchases	Sales
Partners Fund	$ 544,354,703	$ 640,082,482
Small-Cap Fund	603,771,322	523,697,986
International Fund	452,250,357	341,865,712
Global Fund	167,245,172	155,398,279
Note 5.  Related Ownership
At December 31, 2021 officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned the following:
% of Fund
Partners Fund	28%*
Small-Cap Fund	10
International Fund	29*
Global Fund	60*

*	A significant portion consists of a few shareholders whose redemptions could have a material impact on the fund.

Note 6.  Affiliated Issuer and Controlled Investments
Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock during all or part of the period. Affiliated companies during the period ended December 31, 2021 were as follows:
	Shares at 12/31/21	Value at 12/31/20	Purchases	Sales	Dividends/Interest	Net Realized Gain (Loss) 1/1/21 to 12/31/21	Net Unrealized Appreciation (Depreciation) 1/1/21 to 12/31/21	Value at 12/31/21
Small-Cap Fund
CNX Resources Corporation*(a)	8,099,112	$137,717,356	$ —	$64,874,554	$ —	$(36,255,850)	$74,775,838	$111,362,790
Eastman Kodak Company Convertible Preferred Stock - Series A 5.5%(a)(b)(d)	—	190,717,890	—	186,430,000	3,759,672	2,237,160	(6,525,050)	—
Eastman Kodak Company Convertible Preferred Stock - Series B 4.0%(b)(c)(d)	932,150	—	95,452,160	—	2,351,089	—	(19,202,290)	76,249,870
Empire State Realty Trust, Inc.	10,274,803	121,081,060	—	30,877,604	184,946	(2,292,074)	3,534,365	91,445,747
Oscar Health, Inc. - Class A*	9,104,885	—	78,427,683	—	—	—	(6,954,336)	71,473,347
Realogy Holdings Corp.*	7,833,789	112,889,308	—	14,743,127	—	(4,959,517)	38,509,329	131,685,993
		$562,405,614	$173,879,843	$296,925,285	$6,295,707	$(41,280,281)	84,137,856	$482,217,747
*	Non-income producing security.
(a)	Not an affiliate at the end of the period.
(b)	Restricted security, see Portfolio of Investments for additional disclosures.
(c)	Investment categorized as Level 3 in fair value hierarchy. See Note 7.
(d)	$188.7 million of Eastman Kodak Company Convertible Preferred Stock - Series A 5.5% was exchanged for $95.5 million of Eastman Kodak Company Convertible Preferred Stock - Series B 4.0% and $93.2 million in cash.
Note 7.  Fair Value Measurements
FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds' investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)
Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

A summary of the inputs used in valuing the Funds' investments at December 31, 2021 follows:
	Level 1	Level 2	Level 3	Total Value
Partners Fund
Common Stocks	$1,664,941,455	$ —	$ —	$ 1,664,941,455
Short-Term Obligations	—	130,691,000	—	130,691,000
	$1,664,941,455	$130,691,000	$ —	$ 1,795,632,455
Small-Cap Fund
Common Stocks	$1,656,189,319	$ —	$ —	$ 1,656,189,319
Preferred Stock	—	—	76,249,870	76,249,870
Short-Term Obligations	—	110,783,000	—	110,783,000
	$1,656,189,319	$110,783,000	$76,249,870	$ 1,843,222,189
International Fund
Common Stocks	$1,186,105,543	$ —	$ —	$ 1,186,105,543
Warrants	1,439,078	—	—	1,439,078
Options Purchased	—	217,000	—	217,000
Short-Term Obligations	—	63,406,000	—	63,406,000
	$1,187,544,621	$ 63,623,000	$ —	$1,251,167,621
Global Fund
Common Stocks	$ 327,734,838	$ —	$ —	$ 327,734,838
Options Purchased	—	26,600	—	26,600
Short-Term Obligations	—	13,680,000	—	13,680,000
	$ 327,734,838	$ 13,706,600	$ —	$ 341,441,438
The following table provides quantitative information related to the significant unobservable inputs used to determine the value of Level 3 assets and the sensitivity of the valuations to changes in those significant unobservable inputs. These securities were valued by a third party specialist utilizing a binomial lattice pricing model (a type of the income approach), which includes an analysis of various factors and subjective assumptions, including the current common stock price, expected period until exercise, expected volatility of the common stock, expected dividends, risk-free rate, credit quality of the issuer, and common stock borrow cost. Because the Valuation Committee considers a variety of factors and inputs, both observable and unobservable, in determining fair values, the significant unobservable inputs presented below do not reflect all inputs significant to the fair value determination.
Fund	Investments in Securities	Fair Value (000s)	Valuation Technique	Unobservable Input	Value or Range of Input	Impact to Valuation from an Increase in Input*
Small-Cap Fund	Preferred Stock	$76,250	Binomial Latice Pricing	Straight Debt Yield	16%	Decrease
				Expected Volatility	58%	Increase
*	Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value at December 31, 2021:
Small-Cap Fund
Fair value at December 31, 2020	$ 190,717,890
Purchases	95,452,160
Sales	(186,430,000)
Change in unrealized depreciation(a)	(25,727,340)
Realized gain	2,237,160
Fair value at December 31, 2021	$ 76,249,870
(a)	Statements of Operations location: Change in Unrealized Appreciation (Depreciation) Affiliated investments. $(19,202,290) relates to assets held as of December 31, 2021.
Note 8.  Derivative Instruments
The Funds invested in options and forward currency contracts to hedge embedded currency exposure related to specific holdings.
The Statements of Assets and Liabilities included the following financial derivative instrument fair values at December 31, 2021:
	Location	Currency
International Fund
Options Purchased	Non-affiliated securities, at value	$(441,750)
Global Fund
Options Purchased	Non-affiliated securities, at value	$ (54,150)
Financial derivative instruments had the following effect on the Statements of Operations for the period ended December 31, 2021:
	Location	Currency
International Fund
Net realized loss:
Options purchased	Non-affiliated securities	$ (859,712)
Forward currency contracts	Forward currency contracts	(2,489,459)
$(3,349,171)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$ 338,960
Forward currency contracts	Forward currency contracts	1,642,940
$ 1,981,900
Global Fund
Net realized loss:
Options purchased	Non-affiliated securities	$ (155,136)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$ 86,730
For the period ended December 31, 2021, the average monthly notional value of derivative instruments were as follows:
	Options Purchased	Forward Currency Contracts
International Fund	$151,333,333	$14,347,762
Global Fund	19,833,333	—

The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds' investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.
The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund's net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Note 9.  Federal Income Taxes
The tax basis unrealized appreciation (depreciation) and federal tax cost of investments held by each fund as of December 31, 2021 were as follows:
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Gross unrealized appreciation	$ 365,263,760	$ 273,729,805	$ 260,766,729	$ 63,725,658
Gross unrealized depreciation	(146,856,773)	(93,571,489)	(135,100,246)	(25,983,468)
Net unrealized appreciation	$ 218,406,987	$ 180,158,316	$ 125,666,483	$ 37,742,190
Cost for federal income tax purposes	$1,577,225,469	$1,663,063,872	$1,125,501,139	$303,699,248
Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, and adjustments related to investments in Passive Foreign Investment Companies ("PFICS") and master limited partnerships. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.
The tax character of distributions paid was as follows:
	Year Ended December 31, 2021
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Ordinary Income	$108,437,063	$14,996,985	$8,589,182	$13,589,155
Long-term capital gains	24,439,242	—	—	9,806,875
	$ 132,876,305	$14,996,985	$8,589,182	$ 23,396,030

	Year Ended December 31, 2020
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Ordinary Income	$48,050,953	$ 41,949,033	$5,647,816	$8,841,598
Long-term capital gains	3,976,671	60,909,534	—	1,109,971
Return of capital	—	1,248,739	—	—
	$ 52,027,624	$104,107,306	$5,647,816	$9,951,569

The tax-basis components of accumulated earnings (losses) at December 31, 2021 were as follows:
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Net unrealized appreciation (depreciation)	$ 218,406,987	$ 180,139,881	$125,671,426	$ 37,740,428
Capital loss carryforwards	—	(298,422,556)	(17,948,621)	—
Undistributed ordinary income	—	895,041	120,625	362,525
Undistributed long-term capital gains	41,345,018	—	—	1,648,168
Other temporary differences	—	—	—	135
	$259,752,005	($ 117,387,634)	$107,843,430	$39,751,256
Capital loss carryforwards may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryforwards, if any, as of December 31, 2021.
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Short-term losses	$—	($ 113,781,473)	($17,948,621)	$—
Long-term losses	—	(184,641,083)	—	—
	$—	($ 298,422,556)	($17,948,621)	$—
During the year ended December 31, 2021, the Small-Cap Fund and International Fund utilized $35,767,276 and $65,193,920 of capital loss carryforwards.
The following permanent reclassifications were made between capital accounts to reflect the portion of the payment made to redeeming shareholders that was claimed as as a distribution for income tax purposes during the year ended December 31, 2021, and prior year true-up adjustments.
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Paid-in capital	$ 6,132,778	$ 120,598	$—	$—
Total distributable earnings	(6,132,778)	(120,598)	—	—
Note 10.  Commitments and Contingencies
The Funds indemnify the Trust's Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
Note 11.  Subsequent Events
The Funds evaluated events from the date of the financial statements through the date the financial statements were issued. There were no subsequent events requiring recognition or disclosure.

Financial Highlights
The presentation is for a share outstanding throughout each period.
Partners Fund
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value Beginning of Period	$ 21.73	$ 20.30	$ 18.35	$ 26.84	$ 25.36
Net Investment Income(a)	0.22	0.23	0.38	0.42	0.12
Net Realized and Unrealized Gain (Loss)	4.79	1.90	2.33	(4.78)	3.74
Total from Investment Operations	5.01	2.13	2.71	(4.36)	3.86
Dividends from Net Investment Income	(0.23)	(0.23)	(0.42)	(0.47)	(0.33)
Distributions from Net Realized Capital Gains	(1.70)	(0.47)	(0.34)	(3.66)	(2.05)
Total Distributions	(1.93)	(0.70)	(0.76)	(4.13)	(2.38)
Net Asset Value End of Period	$ 24.81	$ 21.73	$ 20.30	$ 18.35	$ 26.84
Total Return	23.58%	10.53%	14.81%	(17.98)%	15.51%
Net Assets End of Period (thousands)	$1,802,205	$1,655,311	$1,797,792	$1,980,081	$3,293,533
Ratio of Expenses to Average Net Assets	0.79% (d)	0.79% (d)	0.93% (d)	0.97%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.86%	1.23%	1.92%	1.59%	0.44%
Portfolio Turnover Rate	35%	37%	6%	37%	28%

Small-Cap Fund
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value Beginning of Period	$ 23.85	$ 24.27	$ 22.10	$ 27.60	$ 27.49
Net Investment Income(a)	0.16	0.18	0.51	0.74	0.48 (b)
Net Realized and Unrealized Gain (Loss)	2.51	0.79 (c)	3.78	(2.24)	1.95
Total from Investment Operations	2.67	0.97	4.29	(1.50)	2.43
Dividends from Net Investment Income	(0.22)	(0.55)	(0.62)	(0.76)	(0.45)
Distributions from Net Realized Capital Gains	—	(0.82)	(1.50)	(3.24)	(1.87)
Return of Capital	—	(0.02)	—	—	—
Total Distributions	(0.22)	(1.39)	(2.12)	(4.00)	(2.32)
Net Asset Value End of Period	$ 26.30	$ 23.85	$ 24.27	$ 22.10	$ 27.60
Total Return	11.18%	4.14%	19.65%	(6.52)%	8.99%
Net Assets End of Period (thousands)	$1,829,722	$1,836,719	$3,324,987	$3,109,436	$3,805,597
Ratio of Expenses to Average Net Assets	0.96% (d)	0.96%	0.93%	0.92%	0.92%
Ratio of Net Investment Income to Average Net Assets	0.61%	0.89%	2.10%	2.61%	1.70% (b)
Portfolio Turnover Rate	33%	33%	22%	32%	29%

(a)	Computed using average shares outstanding throughout the period.
(b)	Includes receipt of a $17,466,656 special dividend, if the special dividend had not occurred, net investment income per share and the ratio of net investment income to average net assets would have decreased by $0.12 and 0.43%, respectively.
(c)	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in the net realized and unrealized gain (loss) on investments for the period.
(d)	Expenses presented net of fee waiver. The Partners Fund expense ratio before waiver for the periods ended December 31, 2021, 2020, and 2019 were 1.00%, 1.03%, and 1.00%, respectively. The Small-Cap Fund expense ratio before waiver for the period ended December 31, 2021, was 0.97%.

International Fund
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value Beginning of Period	$ 17.38	$ 17.68	$ 15.26	$ 16.63	$ 13.53
Net Investment Income(a)	0.09	0.07	0.14	0.12	0.05
Net Realized and Unrealized Gain (Loss)	(0.24)	(0.29)	2.89	(1.29)	3.23
Total from Investment Operations	(0.15)	(0.22)	3.03	(1.17)	3.28
Dividends from Net Investment Income	(0.12)	(0.08)	(0.14)	—	(0.18)
Distributions from Net Realized Capital Gains	—	—	(0.47)	(0.20)	—
Total Distributions	(0.12)	(0.08)	(0.61)	(0.20)	(0.18)
Net Asset Value End of Period	$ 17.11	$ 17.38	$ 17.68	$ 15.26	$ 16.63
Total Return	(0.89)%	(1.22)%	20.00%	(7.08)%	24.23%
Net Assets End of Period (thousands)	$1,280,072	$1,166,163	$1,348,777	$1,012,707	$1,177,197
Ratio of Expenses to Average Net Assets	1.15% (b)	1.15% (b)	1.15% (b)	1.18% (b)	1.29%
Ratio of Net Investment Income to Average Net Assets	0.47%	0.46%	0.82%	0.75%	0.33%
Portfolio Turnover Rate	27%	28%	23%	46%	25%

Global Fund
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value Beginning of Period	$ 13.26	$ 13.19	$ 11.25	$ 14.94	$ 11.96
Net Investment Income(a)	0.09	0.08	0.12	0.18	0.05
Net Realized and Unrealized Gain (Loss)	0.94	0.39	2.17	(2.48)	3.09
Total from Investment Operations	1.03	0.47	2.29	(2.30)	3.14
Dividends from Net Investment Income	(0.07)	(0.07)	(0.13)	(0.13)	(0.03)
Distributions from Net Realized Capital Gains	(0.88)	(0.33)	(0.22)	(1.26)	(0.13)
Total Distributions	(0.95)	(0.40)	(0.35)	(1.39)	(0.16)
Net Asset Value End of Period	$ 13.34	$ 13.26	$ 13.19	$ 11.25	$ 14.94
Total Return	8.20%	3.57%	20.38%	(16.16)%	26.33%
Net Assets End of Period (thousands)	$343,327	$342,621	$288,637	$212,824	$238,865
Ratio of Expenses to Average Net Assets	1.15% (b)	1.19% (b)	1.20% (b)	1.20% (b)	1.20% (b)
Ratio of Net Investment Income to Average Net Assets	0.59%	0.72%	0.95%	1.19%	0.36%
Portfolio Turnover Rate	48%	36%	37%	29%	27%

(a)	Computed using average shares outstanding throughout the period.
(b)	Expenses presented net of fee waiver. The International Fund expense ratio before waiver for the periods ended December 31, 2021, 2020, 2019 and 2018 were 1.17%, 1.20%, 1.17% and 1.21%, respectively. The Global Fund expense ratio before waiver for the periods ended December 31, 2021, 2020, 2019, 2018, and 2017 were 1.31%, 1.33%, 1.32%, 1.33%, and 1.48%, respectively.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Longleaf Partners Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Longleaf Partners Funds Trust (the "Trust") (comprising of the Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund and Longleaf Partners Global Fund (collectively referred to as the "Funds")), including the portfolios of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Longleaf Partners Funds Trust at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights of the Funds for the periods presented through December 31, 2017 were audited by other auditors whose report dated February 12, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Longleaf Partners Funds Trust investment companies since 2018.
Cincinnati, Ohio
February 25, 2022

Statement Regarding Basis for Approval of Investment Advisory Contracts (Unaudited)
Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is an openend management investment company registered with the US Securities and Exchange Commission. Southeastern Asset Management, Inc. (“Southeastern”) acts as investment counsel and fund administrator under agreements with each Fund (the “Agreements”). Trustees for each Fund, including Trustees who are not “interested persons” of the Funds as that term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), are responsible for overseeing the performance of Southeastern and meet annually to review information specific to each Fund to determine whether or not the Agreements with Southeastern ought to be approved.
On September 14, 2021, Trustees for each Fund met to determine whether the Agreements with Southeastern should be approved for the period November 1, 2021 to October 31, 2022. In advance of the meeting, the Independent Trustees reviewed materials relating to the existing Agreements, including an independent expense and performance summary prepared by Lipper Inc. The Lipper materials included comparisons of each Fund with other funds in a comparable Lipper universe, as well as additional funds selected for comparison by the Independent Trustees. Trustees reviewed this comparative Lipper data regarding management and non-management fees and expenses, portfolio turnover, brokerage commissions, investment performance and long-term performance in light of total fund expenses (the “Lipper Data”). Other materials reviewed included information concerning the nature, extent and quality of Southeastern's services, Southeastern's profitability and financial results, including advisory fee revenue and separate account advisory fee schedules, and whether economies of scale are, or would be, shared with Fund investors as assets under management increase. Based on the information reviewed, as well as information received throughout the year and first-hand interaction with Southeastern's personnel, the Trustees for each Fund unanimously approved the selection of Southeastern as adviser and administrator, and the amounts to be paid by each Fund under Agreements with Southeastern.
Nature, Extent and Quality of Services Provided
While the investment performance of each Fund and Southeastern (discussed below) is relevant to an evaluation of the nature, extent and quality of services provided, the Trustees also considered Southeastern's governing principles as significant. These principles are stated at the beginning of the Funds' prospectus:
•	We will treat your investment as if it were our own.
•	We will remain significant investors in Longleaf Partners Funds.
•	We will invest for the long-term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.
•	We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

•	We will focus our assets in our best ideas.
•	We will not impose loads or 12b-l charges on mutual fund shareholders.
•	We will consider closing to new investors if closing would benefit existing clients.
•	We will discourage short-term speculators and market timers.
•	We will continue our efforts to enhance shareholder services.
•	We will communicate with our investment partners as candidly as possible.
The Trustees concluded that Southeastern had operated each Fund under these governing principles, and that Longleaf shareholders had benefited from Southeastern's execution of its investment discipline, as well as its shareholder oriented approach. Southeastern's actions on behalf of shareholders have gone beyond stock selection and included active engagement with portfolio companies when necessary and involvement in the market structure debate. The Trustees looked favorably on Southeastern's Code of Ethics requirement that employees use funds advised by Southeastern for virtually all public equity investing. The Trustees noted that, as one of the largest Longeleaf shareholder groups, Southeastern and its affiliates' interests are aligned with other shareholders. In addition, significant investment by Southeastern's personnel has contributed to the economies of scale which have lowered fees and expenses for shareholders over time.
The Trustees recognized Southeastern's consistent implementation of the governing principles, noting that Southeastern and the Funds had received recognition in the press, and among industry observers and participants, for the quality of its investment process, as well as its shareholder orientation and integrity. The Trustees expressed confidence in the research, analysis, knowledge and over 46-years' experience of Southeastern. The Trustees concluded that shareholders buy the Funds primarily to gain access to Southeastern's investment expertise and shareholder orientation, and weighed this heavily in approving the Agreements.
Trustees concluded that Southeastern's administrative services, including fund accounting, legal, trading, shareholder reporting, compliance and oversight of Fund operations, had been high quality, and favored approving Southeastern for another year. Trustees concluded that Southeastern had been open, responsive, timely and cooperative in providing information required to oversee the Funds.
Comparative Investment Performance of the Funds and Adviser
Using the Lipper Data, the Trustees compared each Fund through periods ended June 30, 2021 to other similar funds, as well as the following objective benchmarks: inflation plus 10%, and each Fund's market index plus 200 basis points. The Partners Fund exceeded its goal of inflation plus 10% for the 1 and 2-year periods and the S&P 500 plus 200 basis points for the 1-year period. The Small-Cap Fund exceeded its goal of inflation plus 10% for the 1 and 2-year periods. The International Fund exceeded its goal of inflation plus 10% and EAFE plus 200 basis points for the 1-year period. The Global Fund exceeded its goal of inflation plus 10% for the 1 and 5-year periods.
The Trustees also reviewed after-tax performance information for each Fund and noted that taxable shareholders were benefited by Southeastern's long-term, low turnover, tax efficient management style as compared to funds with more frequent trading.
The Costs of the Services to be Provided and Profits to be Realized by the Investment Adviser and its Affiliates from the Relationship with the Fund
The Trustees considered each Fund's management fee rates and expense ratios relative to industry averages, advisory fees charged to Southeastern's private account clients and similar funds selected by Lipper and the Independent Trustees.
While Southeastern's management fees for each Fund were above average, non- management expenses were below average, due in part to Southeastern's performance and/or oversight of various operating functions. While the Trustees considered these fees separately, they viewed total expenses borne by shareholders as more important. In addition, the Trustees weighed favorably the fact that Southeastern had foregone additional fee income by closing each Fund to protect shareholder interests. The Trustees noted that Longleaf Partners Fund had been closed from June 9, 2017 to January 30, 2019, and also from July 2004 to January 2008, Longleaf Partners International Fund had been closed from February 2004 to July 2006, Longleaf Partners Small-Cap Fund had been closed from July 1997 to April 21, 2020, and Longleaf Partners Global Fund had been closed briefly from January 28, 2013 to April 16, 2013. The Trustees also recognized that Southeastern does not have an affiliated entity providing transfer agent, custodian, broker dealer services other than investment management and fund administration. Accordingly, Southeastern neither generates additional fees for itself through related entities, nor allocates Fund brokerage to pay its expenses. The transparency of Southeastern's fees and lack of supplemental sources of revenue was a significant factor to the Trustees.
In light of the qualifications, experience, reputation, and performance of Southeastern with respect to each Fund, as well as the steps taken to limit or reduce receipt of fees over time, the Trustees concluded that fee rates paid to Southeastern by each Fund are at an acceptable level.
The Trustees compared the fees paid to Southeastern by the Funds with those paid by Southeastern's private account clients. To the extent private account fees were lower than Fund fees, the Trustees concluded that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Funds are more work because of the complex overlay of regulatory, tax and accounting issues which are unique to mutual funds. In addition, the work required to service shareholders is more extensive because of the significantly greater number and managing trading is more complex because of more frequent fund flows, as well as IRS diversification compliance. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense. The Trustees concluded that reasonable justifications exist to the extent that there are differences in fee rates between the two lines of business.
The Trustees reviewed reports of Southeastern's financial position, including overall revenues and expenses of the firm, as well as an Investment Manager Profitability Analysis prepared by Lipper Inc. While the Trustees considered the profitability of Southeastern as a whole, and jointly determined with Southeastern a method to allocate costs between mutual fund and private account activities, they did not evaluate on a Fund-by-Fund basis Southeastern's profitability and/or costs. Because no generally accepted cost allocation methodology exists, and estimating the cost of providing services on a Fund specific basis is difficult, Southeastern provided its complete financial statements to the Trustees and stipulated conservatively for renewal purposes that its operation of each Fund should be considered highly profitable, at least as profitable as, if not more profitable than, investment managers with similar assets under management. The Trustees concluded that significant profits were not unreasonable given Southeastern's successful investment management and strong shareholder orientation, as well as steps it had taken to limit or reduce its fees over time. As between the Funds and private account business, the Trustees acknowledged that cost allocation methods were not precise, but felt profits derived with respect to the Funds were acceptable in light of all the facts and circumstances. The Trustees also gave significant weight to the preferences and expectations of individual Fund shareholders and their relative sophistication, noting that the level of assets under management (despite closing, no sales force, or 12b-l plan) is a direct result of Southeastern's successful asset management and strong shareholder orientation. Similarly, if a shareholder wants to redeem, he or she is not constrained by the thought of having to pay a redemption fee or to recoup a front-end load. Indeed, as Fund assets decline Southeastern's profits are reduced. Thus, in assessing whether the costs of Southeastern's services and its resulting profits are acceptable, the Trustees considered it meaningful that the Funds' asset base consists of shareholders who have freely chosen to retain access to Southeastern's services, with full disclosure of advisory fee rates.
The Extent to which Economies of Scale would be Realized as each Fund Grows, and whether Current Fee Levels Reflect these Economies of Scale for the Benefit of Fund Investors
Because Southeastern's fee structure for each Fund contains a breakpoint, economies of scale will be realized as each Fund grows. Because fee levels for Longleaf Partners Fund and Longleaf Partners Small-Cap Fund reflected a greater sharing of economies of scale than the fee for Longleaf Partners International Fund, and in order to reward the loyalty of International Fund shareholders, Southeastern recommended a reduction in that Fund's breakpoint from $2.5 billion to $500 million in 2011. The higher breakpoint had been set in expectation that the International Fund could become as large as the Partners Fund. While it could still become that large in time, Southeastern was mindful that at current asset levels, shareholders did not benefit from the breakpoint. In addition, effective April 1, 2018, Southeastern reduced the International Fund fee to 1.10% breaking to 0.90% above $500 million with a 1.15% fee cap. Using the International Fund as a model, the breakpoint for the Global Fund was set at the same $500 million level. In addition, effective May 1, 2016, Southeastern agreed to voluntarily reduce the Global Fund's expense limit to 1.20%, and on April 1, 2018 made that limit a contractual commitment. On August 12, 2019, Southeastern agreed to a temporary cap of Longleaf Partners Fund's expenses at 0.79% which has been extended through at least October 31, 2022. On September 1, 2021, Southeastern agreed to a temporary cap on the Small-Cap Fund's expenses at 0.95% through at least April 30, 2023. Accordingly, the Trustees were satisfied that breakpoints and expense limits for each Fund were set at appropriate levels, and economies of scale would be shared sufficiently with Fund shareholders.
Conclusion
While the material factors that the Trustees considered are summarized above, each individual Trustee considered and weighed in the aggregate all information prior to making a renewal decision. All Trustees, including the Independent Trustees, concluded that Southeastern's fee structure was acceptable in light of the nature and quality of services provided, and that approval of the Investment Counsel and Fund Administration Agreements was in the best interest of each Fund and its shareholders.

Liquidity Risk Management Program (Unaudited)
On December 1, 2018, the Longleaf Partners Funds (the “Funds”) implemented a Liquidity Risk Management Program (the “Program”) to comply with Rule 22e-4 of the Investment Company Act (the “Rule”). The Program’s principal objectives include supporting the Funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the Funds’ will be unable to meet shareholder redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Funds’ liquidity and the periodic classification and re-classification of the Funds’ investments into one of four liquidity buckets (highly liquid, moderately liquid, less liquid, illiquid).
During the period from December 1, 2020 through November 30, 2021, the Program was reasonably designed to assess and manage the Funds’ liquidity risk and operated effectively. The Funds’ assets were primarily classified as highly liquid, and therefore were exempt from establishing a highly liquid investment minimum. Additionally, the Funds’ illiquid investments did not exceed the 15% of net assets limitation as proscribed by the Rule. Finally, management of the Funds’ portfolios was not materially impacted by the Rule, and there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without dilution to shareholders.

Expense Example
Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.
The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Partners Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at July 1, 2021 and held through December 31, 2021.
Actual Expenses
The table below provides information about actual account values and actual expenses using each Fund's actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and expenses based on each Fund's actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds' shareholder reports.
The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds' transaction costs to assess the total cost of ownership for comparison purposes.
		Actual		Hypothetical (5% return before expenses)
	Beginning account value 6/30/2021	Ending account value 12/31/2021	Expenses paid during period *	Ending account value 12/31/2021	Expenses paid during period *	Annualized expense ratio
Partners Fund	$1,000.00	$1,001.30	$3.99	$1,021.22	$ 4.02	0.79%
Small-Cap Fund	1,000.00	976.30	4.78	1,020.37	4.89	0.96
International Fund	1,000.00	917.70	5.56	1,019.41	5.85	1.15
Global Fund	1,000.00	943.90	5.63	1,019.41	5.85	1.15

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 365 days in the current year.

Information on Boards of Trustees
Each Fund is served by a separate Board of Trustees composed of seven members. The membership of each Board is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving except for Mr. Misener were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.
Name, Age And Address	Positions Held With Funds	Length of Service as Trustee (Year Began)		Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Affiliated or Interested Trustees*
O. Mason Hawkins, CFA, (73) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Co-Portfolio Manager	Partners Fund Small-Cap Fund International Fund Global Fund	1987 1989 1998 2012	Chairman of the Board, Southeastern Asset Management, Inc.	4
Independent or Non-Interested Trustees
Margaret H. Child (65) 137 Marlborough Street Apt. 3 Boston, MA 02116	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012	Professional Services Marketing (retired) and Nonprofit Consulting	4	Trustee and Vice Chair, John F. Kennedy Library Foundation (2004-2017); Trustee, The Harvard Lampoon Trust (2010-Present); Trustee, Harris J. and Geraldine S. Nelson Foundation 2011-Present)
Daniel W. Connell, Jr. (73) 4016 Alcazar Avenue Jacksonville, FL 32207	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1997 1997 1998 2012	Private Investor since 2006; President and CEO, Twilight Ventures, LLC (investment holding company) (2005-2006); Senior Vice President-Marketing, Jacksonville Jaguars (NFL franchise) (1994-2004)	4

Name, Age And Address	Positions Held With Funds	Length of Service as Trustee (Year Began)		Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Steven N. Melnyk (74) 315 Forest Oaks St. Simons Island, GA 31522	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1991 1991 1998 2012	Private Investor and Consultant since 1997; Senior Vice President, Stephens, Inc. (financial services) (2009-2016); Real Estate Development, The Sea Island Company, (2005-2009); Golf Commentator, ABC Sports (1991-2004); President, Riverside Golf Group, Inc. (since 1989)	4
Kent A. Misener (69) 380 North 200 West, Suite 102 Bountiful, UT 84010	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2018 2018 2018 2018	Chief Executive/Chief Investment Officer, Verapath Global Investing LLC since 2015; Chief Investment Officer, Deseret Mutual Benefits Administrators (1983-2015)	4	Trustee, State Institutional Trust Fund, Salt Lake City, UT; Trustee, MVP Private Markets Fund, Darien, CT
C. Barham Ray (75) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1992 1992 1998 2012	Private Investor and Consultant since 2008; Partner, 360 Goodwyn LLC (real estate development) (2005-2013)	4	Director, Financial Federal Savings Bank, Memphis, TN
Perry C. Steger (59) 1978 South Austin Avenue Georgetown, TX 78626	Chairman of the Board	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012	President, Steger & Bizzell Engineering, Inc. (engineering firm) since 2003; Director of Product Strategy, National Instruments, Inc. (1996-2003)	4
*	Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee.

Fund Information
The following additional information may be obtained for free by calling (800) 445-9469, visiting southeasternasset.com, or on the SEC's website at sec.gov.
Proxy Voting Policies and Procedures
A description of Longleaf's Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).
Proxy Voting Record
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.
Quarterly Portfolio Holdings
Longleaf provides a complete list of its holdings four times each year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form NPORT-EX (formerly N-Q) (first and third quarters). Shareholders may view the Longleaf Funds' Forms N-CSR and NPORT-EX on the SEC's website at www.sec.gov. Forms N-CSR and NPORT-EX may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (202) 551-8090 (direct) or (800) 732-0330 (general SEC number). A list of the Longleaf Funds' quarter-end holdings is also available at www.southeasternasset.com on or about 15 days following each quarter end and remains available until the list is updated in the subsequent quarter.
Fund Trustees
Additional information about Fund Trustees is included in the SAI.

Service Directory
Call (800) 445-9469
Fund Information
To request a printed Prospectus, Summary Prospectus (connect.rightprospectus.com/Longleaf/TADF/543069108/SP#), Statement of Additional Information (including Longleaf's Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.
Shareholder Inquiries
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.
Account Information
For automated account balance and transaction activity, 24 hours a day, seven days a week.
Correspondence
By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o BNY Mellon
Providence, RI 02940-9694	4400 Computer Drive
Westborough, MA 01581
(800) 445-9469
Published Daily Price Quotations
Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.
Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Open
Intl	LLINX	543069405	136	Open
Global	LLGLX	543069504	137	Open

Our Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors in Longleaf Partners Funds.

We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.

We will not impose loads or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Item 1(b) Rule 30e-3 Notice

February 25, 2022

An Important Report to Shareholders of Longleaf Partners Funds

is Now Available Online and in Print by Request

The Longleaf Partners Funds have filed a new shareholder report, which is now available online and in print by request. Your shareholder report contains important information about your investments, including performance, expenses, portfolio holdings, and financial statements. We encourage you to access and review it. You can:

•	Access the report and other resources at https://southeasternasset.com/investment-offerings/longleaf-partners-fund/ under the heading “Resources.”

•

At any time, request a mailed copy of the report and other resources at no charge by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary. You will not otherwise receive a paper copy.

•

Sign-up for e-delivery of shareholder reports and other communications by logging on to your account at https://my.accessportals.com/app/a07/login, by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary. You will not otherwise receive an email copy.

Item 2.	Code of Ethics.

On December 8, 2003, the Board of Trustees of the Longleaf Partners Funds adopted a Code of Ethics applicable to officers of Southeastern Asset Management, Inc. performing the principal executive function, the principal financial function, and the principal legal function for the Funds. This Code of Ethics, as amended, may be obtained without charge, upon request, by calling (901) 761-2474 and asking Southeastern’s General Counsel for a copy.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Longleaf Partners Funds determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Kent Misener is the registrant’s “audit committee financial expert” and is “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	2021	2020
(a) Audit Fees	$123,600	$123,600
(b) Audit Related Fees	—	—
(c) Tax Fees*	40,660	72,710
(d) All Other Fees	—	—

* Includes amounts related to the review of excise distribution requirements, review and signature of Federal, state, and excise tax returns, tax consulting, and ongoing tax compliance and tax filings in foreign jurisdictions.

(e)(1) Audit Committee Pre-Approval Policies – Under Longleaf Partners Funds (the “Funds”) Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services to be provided to the Funds and all non-audit services to be provided to Southeastern Asset Management, Inc., by the Funds’ principal accountant.

(e)(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and its affiliates were $171,018 and $255,802 in 2021 and 2020, respectively.

(h) No services included in (b) through (d) above were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A complete schedule of investments for the period ended December 31, 2021 is included in the Annual Report filed under Item I of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

Exhibit 99.1 Certification Required by Item 13(a)(2) of Form N-CSR.

Exhibit 99.2 Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Ross Glotzbach
Ross Glotzbach CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date March 3, 2022

By	/s/ Ryan S. Hocker
Ryan S. Hocker Global Funds Treasurer, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date March 3, 2022

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.